SCHEDULE 14A
                               (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                  (X)
Filed by a Party Other than the Registrant               ( )
Check the appropriate box:

( )   Preliminary Proxy Statement
( ) Confidential, for use of the Commission only (as permitted by Rule 14a-6(e) (2))
(X)   Definitive Proxy Statement
( )   Definitive Additional Materials
( )   Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                CABLE LINK, INC. (dba A Novo Broadband, Inc.)
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              (Name of Registrant as Specified in its Charter)

Payment of Filling Fee (check the appropriate box):

(X)   No fee required.
( )   Fee computed on table below per Exchange Act Rule 14a-6(i) (4) and
      0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filling fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

      ( )   Fee paid previously with preliminary materials.

      ( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filling for which the offsetting fee was previously. Identify the previous filling by registration statement number, or the Form or Schedule and the date of its filling.

      (1)   Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filling Party:

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      (4)   Date Filed:

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                              CABLE LINK, INC.
                              3015 Greene Street
                          Hollywood, Florida 33020

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        To be held February 14, 2001

      NOTICE is hereby given that the Annual Meeting of Shareholders of Cable Link, Inc., an Ohio corporation (the "Company" or "Cable Link"), will be held at The Hyatt Regency Hotel - Pier 66, Fort Lauderdale, Florida, on Wednesday, February 14, 2001, at 10:00 a.m., Eastern Standard Time, to consider and take action on the following matters:

      (a) To elect six directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

      (b)   To approve the Company's 2000 Stock Plan;

      (c) To approve the reincorporation of the Company from Ohio to Delaware through the merger of the Company into A Novo Broadband, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and for related changes to the Company's organizational documents (the "Reincorporation Proposal"); and

      (d) To conduct such other business as may properly come before the meeting and any adjournments thereof.

      The Board of Directors has fixed the close of business on December 27, 2000, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

      YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. SHOULD YOU ATTEND IN PERSON, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                       By Order of the Board of Directors

                                       Louis Brunel
                                       President and Chief Executive Officer

January 24, 2001

                              CABLE LINK, INC.
                              3015 Greene Street
                          Hollywood, Florida 33020

                               PROXY STATEMENT
                     FOR ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD FEBRUARY 14, 2001

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cable Link, Inc., an Ohio corporation (the "Company" or "Cable Link"), for use at the 2001 Annual Meeting of Shareholders of the Company and for any adjournments or postponements thereof (the "Annual Meeting"). The Annual Meeting is to be held at The Hyatt Regency Hotel B Pier 66, Fort Lauderdale, Florida, at 10:00 a.m., Eastern Standard Time, on February 14, 2001, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. A Board of Directors' proxy (the "Proxy") for the Annual Meeting is enclosed, by means of which you may vote as to the proposals described in this Proxy Statement.

      All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the shareholder's instructions contained in such Proxy. In the absence of instructions, shares represented by such Proxy will be voted (i) FOR the election as directors of the persons nominated by the Board of Directors, (ii) FOR the adoption of the Company's 2000 Stock Plan, and (iii) FOR the approval of the Reincorporation Proposal. The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters in accordance with their best judgment. A shareholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its principal executive offices either a written notice of revocation or a duly executed Proxy bearing a later date, or by attending in person at the Annual Meeting and expressing a desire to vote his or her shares in person.

      This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders, Proxy and Annual Report on Form 10-KSB (including financial statements) for the transition period ended September 30, 2000, are being sent to shareholders on or about January 24, 2001.

                       VOTING SECURITIES, SOLICITATION

      Only shareholders of record of the Company's common stock ("Common Stock") at the close of business on December 27, 2000 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. As of the Record Date, there were outstanding and entitled to vote 4,842,002 shares of Common Stock ("Shares"). Each share of Common Stock is entitled to one vote upon all matters to be considered at the Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast a majority of votes which shareholders are entitled to cast at the Annual Meeting will constitute a quorum for the Annual Meeting. Under Ohio law, abstentions and broker non-votes are treated as present for the purpose of determining a quorum present at the Annual Meeting.

      If notice in writing is given by any shareholder to the president, a vice president or the secretary of the Company not less than 48 hours before the time fixed for holding the Annual Meeting that he desires that voting for the election of directors shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the Annual Meeting by the chairman or secretary or by or on behalf of the shareholder giving such notice, each shareholder shall have the right to cumulate such voting power as he possesses at such election and to give one nominee a number of votes equal to the number of directors to be elected multiplied by the number of shares he holds, or to distribute his votes on the same basis among two or more nominees, as he sees fit. If voting for the election of directors is cumulative, the persons named in the enclosed proxy will vote the shares represented thereby and by other proxies held by them so as to elect as many of the nominees named below as possible. In the election of directors, the six nominees receiving the greatest number of votes will be elected. With respect to the election of directors, votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect.

      Abstentions may be specified on all proposals, other than the election of directors, and will be counted as shares that are present and entitled to vote for a proposal, but will not be counted as votes in favor of such proposal. Accordingly, an abstention from voting on a proposal by a shareholder present in person or represented by proxy at the Annual Meeting will have the same legal effect as a vote "against" the matter. Broker non-votes are treated as shares not entitled to vote.

      The vote required to approve the 2000 Stock Plan is a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting entitled to vote. Accordingly, broker non-votes will have no effect on this proposal, and abstentions will have the effect of negative votes with respect to this proposal. Approval of the Reincorporation Proposal requires the affirmative vote of a majority of all of the outstanding shares of Common Stock. Accordingly, broker non-votes and abstentions will have the effect of negative votes with respect to the Reincorporation Proposal.

      The cost of soliciting Proxies, consisting of the printing, handling and mailing of the proxy card and related material, and the actual expense incurred by brokerage houses, custodians and fiduciaries in forwarding proxy materials to the beneficial owners of stock, will be paid by the Company. In addition to the use of the mails, Proxies may be solicited by officers, directors and regular employees of the Company by telephone, facsimile, electronic means, or in person. These persons will receive no extra compensation for their services. The Company has also retained Fifth Third Bank to distribute proxy materials and solicit Proxies in connection with the Annual Meeting. The Company will pay a nominal amount for such activities. The Company will reimburse Fifth Third Bank for all printing costs, postage and freight charges incurred in connection with the delivery of the Company's proxy materials. The Company may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of Proxies, and the Company will reimburse such persons for their expenses in so doing.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The Company

      The following table sets forth information with respect to the number of shares of Common Stock beneficially owned as of January 2, 2001, by (i) all persons who were beneficial owners of five percent or more of the Company's Common Stock, (ii) the Company's executive officers named in the Summary Compensation Table below, and each director and nominee for director of the Company, and (iii) all current executive officers and directors as a group:

                                                   Number of Shares          Percent
Name and Address of Beneficial Owner             Beneficially Owned(1)     of Class(1)
------------------------------------             ---------------------     -----------

(i)   Beneficial Owners of More Than 5%
      of the Common Stock (Other Than
      Directors, Nominees and Executive
      Officers)

      A Novo Americas, LLC                         3,840,916 (2)             71.6%
      c/o Kronish Lieb Weiner & Hellman LLP
      1114 Avenue of the Americas
      New York, New York 10036

(ii)  Directors, Nominees and Executive
      Officers

      Daniel Auzan (3)                                     0                 --
      16 rue Joseph Cugnot - Z.I. de Bracheux
      60000 Beauvais, France

      Louis Brunel (3)                                     0                 --
      c/o Cable Link, Inc.
      3015 Greene Street
      Hollywood, Florida 33020

      Bob Binsky                                     800,250 (4)             14.9%
      c/o Cable Link, Inc.
      3015 Greene Street
      Hollywood, Florida 33020

      Pierre Brodeur                                  30,000                  *
      2060 de Regence
      St. Bruno J3V 4B6 Canada

      Andre Kudelski (3)                                   0                 --
      Route de Geneve 22
      1033 Cheseaux, Switzerland

      Henri Triebel (3)                                    0                 --
      c/o A Novo S.A.
      31 rue des Peupliers
      Bologne, France


      John C. Wilson                                       0                 --
      c/o Credit Suisse First Boston Corp.
      11 Madison Avenue
      New York, New York 10010

      David Chisum                                         0                 --
      c/o Cable Link, Inc.
      3015 Greene Street
      Hollywood, Florida 33020

      Brenda L. Castle                                83,830 (5)              1.7%
      c/o Cable Link, Inc.
      280 Cozzins Street
      Columbus, Ohio 43215-2379

(iii) All Directors and Executive                    914,080 (3),(4),(5)     16.8%
      Officers as a Group (9 persons)

___________________

*     Less than one percent
(1) All information was determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, based upon information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission.
(2) Includes 800,250 shares of Common Stock beneficially held by Bob Binsky (see note 4 below), which shares, pursuant to a Shareholders Agreement dated August 4, 2000, among the Company, Mr. Binsky and A Novo Americas LLC, a Delaware limited liability company ("A Novo Americas"), must be voted by Mr. Binsky as directed by A Novo Americas. The principal member of A Novo Americas is A Novo S.A. ("AN France"), a French company whose securities are listed on the Paris Stock Exchange "Nouveau Marche." The managers of A Novo Americas are Daniel Auzan, Louis Brunel, Andre Kudelski and Henri Triebel, all of whom are directors of the Company.
(3) Messrs. Auzan, Brunel, Kudelski and Triebel are managers of A Novo Americas and disclaim beneficial ownership of the shares of Common Stock held by A Novo Americas.
(4) Includes 524,280 shares of Common Stock that are the subject of currently exercisable options. The shares held by Mr. Binsky must be voted by him as directed by A Novo Americas (see Note 2 above).
(5) Includes 83,630 shares of Common Stock that are the subject of currently exercisable options and excludes options to purchase 2,000 shares of Common Stock held by Ms. Castle's spouse.

A Novo Americas

      The following table sets forth information with respect to the interests in A Novo Americas, which are measured by "Sharing Percentages," beneficially owned as of January 2, 2001, by (i) the Company's executive officers named in the Summary Compensation Table below, and each director and nominee for director of the Company, and (ii) all current executive officers and directors as a group.

                                                           Sharing
      Name of Beneficial Owner                            Percentage
      ------------------------                            ----------

(i)   Directors, Nominees and Executive Officers(1)

      Daniel Auzan                                             0

      Louis Brunel                                             5%

      Bob Binsky                                               0

      Pierre Brodeur                                           7.33%

      Andre Kudelski (2)                                      10.0%

      Henri Triebel                                            0

      John C. Wilson                                           0

      David Chisum                                             0

      Brenda L. Castle                                         0

(ii)  All Directors and Executive
      Officers as a Group (9 persons)                         22.33%

___________________

(1) The addresses for these persons are provided in the table providing information with respect to the beneficial ownership of the Company's Common Stock.
(2)   This interest is held by Kudelski S.A., which is controlled by Mr.
      Kudelski.

AN France

      The following table sets forth information with respect to the number of shares of AN France beneficially owned as of January 2, 2001, by
(i) the Company's executive officers named in the Summary Compensation Table below, and each director and nominee for director of the Company, and
(ii) all current executive officers and directors as a group.

                                                         Number of Shares     Percentage of
      Name of Beneficial Owner                          Beneficially Owned    Voting Power
      ------------------------                          ------------------    -------------

(i)   Directors, Nominees and Executive Officers(1)

      Daniel Auzan                                           945,109          35.5%

      Louis Brunel                                             1,000           *

      Bob Binsky                                                   0          --

      Pierre Brodeur                                               0          --

      Andre Kudelski                                               0           *

      Henri Triebel                                              465           *

      John C. Wilson                                               0          --

      David Chisum                                                 0          --

      Brenda L. Castle                                             0          --

(ii)  All Directors and Executive
      Officers as a Group (9 persons)                        946,574        35.6%

___________________

*     Less than one percent
(1) The addresses for these persons are provided in the table providing information with respect to the beneficial ownership of the Company's Common Stock.

Change in Control

      Pursuant to an Investment Agreement (the "Investment Agreement") dated as of August 4, 2000 between A Novo Americas and the Company, on August 7, 2000, the Company issued and sold to A Novo Americas in a private placement a total of 3,040,666 shares of Common Stock for a cash purchase price of $12,000,000 (approximately $3.95 per share). As a result of this investment, A Novo Americas currently holds approximately 63% of the Company's outstanding shares of Common Stock.

      A Novo Americas LLC, is majority owned by AN France, which is based in Paris. AN France controls a group of companies that distribute and service cable, satellite and other electronic and telecommunications equipment on an industrial scale in Europe and North and South America.

      The source of the funds used to purchase the Shares was A Novo America's own capital, which was provided by its members' capital contributions.

      Pursuant to the Investment Agreement, on August 7, 2000, all of the directors of the Company other than Bob Binsky resigned, and Louis Brunel, Daniel Auzan, Pierre Brodeur, Henri Triebel and Andre Kudelski were appointed to the Company's board of directors. Mr. Auzan was elected Chairman of the Board of Directors.

      In connection with these transactions, Mr. Brunel, who is a manager of A Novo Americas, was also appointed President and Chief Executive Officer of the Company, and Bob Binsky relinquished his position as Chairman and Chief Executive Officer of the Company. Mr. Binsky has been retained by the Company as its Chief Development Officer under a five-year employment contract.

      In connection with the Investment Agreement, A Novo Americas, Mr. Binsky and the Company entered into a Shareholders Agreement dated as of August 4, 2000 (the "Shareholders Agreement"), pursuant to which, among other things, Mr. Binsky agreed that, upon A Novo Americas's request, he will vote all shares of Common Stock held by him in the same manner as A Novo Americas votes its shares of Common Stock, and, consistent with A Novo Americas' request, will cause his shares of Common Stock (a) to be present and represented at, or absent from, any regular or special meeting of the Company's shareholders, (b) to be voted or not voted at any such meeting in favor of or against any proposal submitted to a vote of shareholders, and
(c) to be voted or not voted by written consent in favor of any action of shareholders to be effected by written consent. Mr. Binsky currently owns 275,970 shares of Common Stock and holds options to acquire an additional 524,280 shares of Common Stock.

      Under the Shareholders Agreement, A Novo Americas agreed to use its best efforts to cause Mr. Binsky to be included in management's slate of nominees for election as a director of the Company (and vote all shares of Common Stock held by A Novo Americas in favor of his election as a director), for so long as Mr. Binsky is employed by the Company and owns 5% of the shares of Common Stock on a fully-diluted basis.

                               PROPOSAL NO. 1

                            ELECTION OF DIRECTORS

      A Board of six directors of the Company is to be elected at the Annual Meeting. If the Reincorporation Proposal described below is not adopted, each nominee elected will serve, subject to the provisions of the Company's Regulations, until the next Annual Meeting of Shareholders and until his successor is duly elected and qualified. However, if the Reincorporation Proposal is approved and the merger of the Company into A Novo Broadband, Inc. ("A Novo Broadband") is effected (the "Reincorporation"), following the Reincorporation, the Board of Directors of A Novo Broadband will be divided into three classes, with one class standing for election every three years as indicated below. For more information on the effect of the Reincorporation on the structure of the Board of Directors, please see "Proposal No. 3 Reincorporation Proposal."

      It is management's recommendation that the accompanying form of Proxy be voted FOR the election as directors of the six persons named below, all of whom are currently directors of the Company. The Board of Directors believes that the nominees named below are willing to serve as directors. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the Proxy will be voted for the election of such person or persons as shall be designated by the Board of Directors. The following table sets forth information with respect to each nominee for director of the Company:

                                        POSITION AND OFFICES
NAME OF NOMINEE     AGE                   WITH THE COMPANY
---------------     ---                 --------------------

Daniel Auzan        57      Chairman of the Board of Directors

Louis Brunel        59      Director, President and Chief Executive Officer

Bob Binsky          61      Director and Chief Development Officer

Pierre Brodeur      53      Director

Henri Triebel       47      Director

John C. Wilson      51      Director

      If the Reincorporation Proposal is adopted and the Reincorporation effected, the Board anticipates that Messrs. Binsky and Brodeur will serve as Class I directors whose terms expire at the 2002 annual meeting; Messrs. Triebel and Wilson will serve as Class II directors whose terms expire at the 2003 annual meeting; and Messrs. Brunel and Auzan will serve as Class III directors whose terms expire at the 2004 annual meeting.

Business Experience of Nominees for Director

      Louis Brunel has been a director of the Company, and its President and Chief Executive Officer, since August 2000. Since June 2000, Mr. Brunel has served as a Manager of A Novo Americas LLC, the majority stockholder of the Company. From November 1999 to May 2000, Mr. Brunel was the President of the Quebec division of MaxLink Communications, a Canadian telecommunications provider. From March 1996 to August 1999, Mr. Brunel served as President and Chief Executive Officer of OpTel Inc., a cable television operator. From 1988 to March 1996, Mr. Brunel held various positions at OpTel's indirect majority parent, Le Groupe Videotron Ltee ("GVL") and its subsidiaries, including, immediately prior to joining OpTel, Vice-Chairman and Chief Executive Officer of Videotron Holdings Plc ("VHP"), a since-divested United Kingdom based cable and telephone subsidiary of GVL. While at VHP, Mr. Brunel was the chief architect of VHP's cable television/telecommunications business. In addition, he served as President of Videotron International Ltee from September 1994 through December 1996. On October 28, 1999, subsequent to Mr. Brunel's resignation as President and Chief Executive Officer of OpTel Inc, OpTel filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code with the Bankruptcy Court for the District of Delaware.

      Bob Binsky has been a director of the Company since 1992, and has been the Company's Chief Development Officer since August 2000. From July 1995 to August 2000, Mr. Binsky was the Chairman of the Board of the Company, and from October 1994 to August 2000, he was the Chief Executive Officer of the Company. Mr. Binsky also serves as a director of PH Group, Inc., Columbus, Ohio; Kahiki Foods, Inc., Columbus, Ohio; and is on the Advisory Board of Directors of Regional Reps of Cleveland, Ohio.

      Daniel Auzan has been a director of the Company since August 2000. Mr. Auzan has been the President of AN France since March 1990. AN France diagnoses, upgrades, reconditions and repairs high-tech electronic equipment for payment terminals and for video communications, telecommunications and information technology applications, and is the controlling member of A Novo Americas LLC.

      Pierre Brodeur has been a director of the Company since August 2000. Mr. Brodeur has been the President and Chief Executive Officer of Sico Inc., a Canadian manufacturer of architectural paints and industrial coatings, since December 1996. From August 1993 to December 1996, Mr. Brodeur served as President of Weston Bakery, a Canadian manufacturer of bread products and other baked goods.

      Henri Triebel has been a director of the Company since August 2000.
Mr. Triebel has been the Managing Director of AN France since June 2000. Since November 1996, Mr. Triebel has served as Managing Director, and since February 1998 as Chairman of the Board, of General Electronique Mesure, a French company engaged in the manufacture of electronic testing and instrumentation products. From 1990 to 1996, Mr. Triebel was a Managing Director at Stettner GmbH, a German producer of ceramic-based electronics components.

      John C. Wilson has been a director of the Company since November 2000. Mr. Wilson has been at Credit Suisse First Boston Corp., an investment banking firm, since August 1996 where he served as a Managing Director and Senior Advisor. From December 1995 to August 1996, he served as a Vice President at Salomon Brothers, also an investment banking firm. From July 1992 to December 1995, Mr. Wilson was a Vice President of Finances at Bell Canada International, a telecommunications company.

Other Director

      In addition to the directors named above, Andre Kudelski is currently a director of the Company, but has decided not to stand for reelection.

      Mr. Kudelski, 40, has been a director of the Company since August 2000. Since 1991, Mr. Kudelski has been the Chairman of the Board and Chief Executive Officer of Kudelski S.A., a holding company of several entities transacting business under the name Nagra (or a variation thereof), offering products and services ranging from digital and analog cable television systems to audio tape recorders. Mr. Kudelski has served in various capacities with Kudelski S.A. and its subsidiaries since 1986.

Director Compensation

      The Company's directors, other than John C. Wilson, are not compensated for serving on the Board of Directors or for attending meetings of the Board of Directors. Upon becoming a director, Mr. Wilson was granted options to purchase 5,000 shares of Common Stock at an exercise price of $4.00 per share, with such options becoming exercisable in full on October 30, 2001. In addition, the Company has agreed to pay Mr. Wilson $20,000 annually for serving as a director, plus an additional $1,000 for each meeting of the Board of Directors he attends. All directors are reimbursed for reasonable travel expenses incurred in connection with attending Board meetings.

Meetings and Committees of the Board of Directors

      The Board of Directors held seven meetings during Fiscal 2000. All of the Company's current directors were in attendance at more than 75% of such meetings held while they were in office.

      The Board of Directors does not currently have a standing Audit Committee or Compensation Committee. The Company does not currently have a nominating committee. The Board of Directors has an executive committee, whose members are Messrs. Brunel, Triebel and Wilson.

                             EXECUTIVE OFFICERS

      The following table sets forth certain information with respect to the current executive officers of the Company:

Name                  Age                  Position
----                  ---                  --------

Louis Brunel          59      President and Chief Executive Officer
Bob Binsky            61      Chief Development Officer
Brenda L. Castle      39      Vice President, Operations, Secretary and
                              President, Midwest Region
David Chisum          45      Chief Financial Officer

      Biographical information with respect to Messrs. Brunel and Binsky, who are also directors of the Company, is presented above under "Business Experience of Nominees for Board of Directors." Information with respect to Ms. Castle and Mr. Chisum is presented below.

      Brenda L. Castle has been the Company's Vice President, Operations and Secretary since August 2000, and President, Midwest Region since January 2001. Prior to August 2000, and from June 1993, she served as the Chief Financial Officer of the Company. From October 1994 to August 2000, she also served as a director and President of the Company. Ms. Castle holds an A.A. in Accounting and Business Management from Belmont Technical College and graduated from Wheeling Jesuit College in 1987 with a B.A. in Accounting.

      David Chisum has served as the Company's Chief Financial Officer since November 2000. From May 1996 to July 2000, Mr. Chisum was the Chief Financial Officer of Panja Inc., a manufacturer of integrated control systems and Internet appliances, and from January 1995 to April 1996, he was a Vice President -- Planning and Business Development of Connectware, Inc., a designer and manufacturer of video and imaging software and hardware products. Mr. Chisum holds a B.B.A. from Baylor University and was granted a CPA certificate by the State of Texas in 1978.

                           EXECUTIVE COMPENSATION

      The following table sets forth for the fiscal years ended December 31, 1998, 1999 and for the nine month transition period ended September 30, 2000 ("Fiscal 2000"), the compensation for services in all capacities to the Company of (i) the persons who during Fiscal 2000 served as chief executive officer of the Company, and (ii) other executive officers of the Company who received over $100,000 in compensation during Fiscal 2000 (collectively, the "Named Officers").

                         Summary Compensation Table

     Name and                 Fiscal                                  Other Annual         All Other
Principal Position             Year      Salary($)       Bonus($)    Compensation($)    Compensation($)
------------------            ------     ---------       --------    ---------------    ---------------

Louis Brunel(1)                2000      $ 25,458(1)           --          --                   --
President and Chief
 Executive Officer

Bob Binsky(2)                  2000      $149,999(2)     $413,896          --                   --
Chief Development Officer      1999      $162,191              --          --              $30,000(3)
                               1998      $160,200              --          --              $30,000(3)

Brenda Castle(4)               2000      $112,500(4)     $ 21,121          --                   --
Vice President, Operations,    1999      $148,542        $ 16,428          --                   --
 Secretary and President,      1998      $142,575        $ 12,000          --                   --
 Midwest Region

___________________

(1) Mr. Brunel commenced employment with the Company on August 7, 2000 at an annual base salary of $235,000.
(2) Prior to August 7, 2000, Mr. Binsky was the Company's Chairman of the Board and Chief Executive Officer. Pursuant to an employment agreement with the Company dated August 4, 2000, Mr. Binsky is currently paid an annual base salary of $250,000.
(3) Represents bonus paid in installments in connection with the Company's acquisition of a subsidiary in May 1998. The operations of this subsidiary were discontinued in Fiscal 2000.
(4) Prior to August 7, 2000, Ms. Castle was the Company's President and a director. Her current annual base salary is $150,000.

Stock Options

      The table below sets forth information with respect to stock option grants made to the Named Officers during Fiscal 2000. No stock appreciation rights were granted during Fiscal 2000.

                       Options Granted in Fiscal 2000

                                      (Individual Grants)
--------------------------------------------------------------------------------------
                                               % of
                                           Total Options
                   Number of Securities      Granted to      Exercise or
                        Underlying          Employees in     Base Price     Expiration
Name                 Options Granted        Fiscal Year       ($/Shares)       Date
----               --------------------    -------------     -----------    ----------

Louis Brunel           149,052(1)             47.2%             $3.93        8/07/10

Bob Binsky               1,000(2)                               $2.25        6/19/10
                       150,000(3)             47.8%             $2.75        7/18/10

Brenda Castle            1,000(4)              0.3%             $2.25        6/09/10

___________________

(1) These options are not currently exercisable and vest at the rate of 20% per year, with the first 20% becoming exercisable on June 1, 2001.
(2)   These options are currently exercisable in full.
(3) These options are currently exercisable as to 75,000 shares of Common Stock and will be exercisable as to the remaining 75,000 shares if and when the trading price for the shares of Common Stock reaches certain thresholds as provided for in the option agreement pursuant to which these options were granted.
(4)   These options are currently exercisable in full.

Aggregated Option Exercises in Fiscal 2000 and
 Fiscal Year-End Option Values

      The table below sets forth information with respect to the Named Officers concerning their exercise of options during Fiscal 2000 and the unexercised options held by them as of the end of such year.

                                                     Number of Securities      Value of Unexercised
                                                    Underlying Unexercised     In-the-Money Options
                                                    Options at Fiscal Year    at Fiscal Year End ($)
                 Shares Acquired       Value         End (#) Exercisable/           Exercisable/
Name             on Exercise (#)    Realized ($)        Unexercisable            Unexercisable (1)
----             ---------------    ------------    ----------------------    ----------------------

Louis Brunel           --               --                   0/149,052               $0.00/$87,285

Bob Binsky             --               --             596,880/100,000          $1,685,696/$221,873

Brenda Castle          --               --              83,630/0                  $230,192/$0.00

___________________

(1) The value has been determined based on the last reported sales price for the Common Stock on September 29, 2000, the last trading day of Fiscal 2000.

Employment Contracts, Termination of Employment, and Change in Control Agreements

      Louis Brunel. Pursuant to an employment agreement dated as of August 7, 2000, Mr. Brunel is employed as the President and Chief Executive Officer of the Company. The agreement is for an initial term ending June 1, 2005, and will extend automatically for successive one-year periods unless written notice is given by either party at least 90 days prior to the date on which the term would otherwise be extended. Under the agreement, Mr. Brunel receives an annual base salary of $235,000, which may be increased at the discretion of the Board of Directors. Mr. Brunel is also eligible to receive bonuses based on the performance of the Company under the Company's Annual Management Bonus Plan. In addition, as required by the employment agreement, on August 7, 2000, Mr. Brunel was granted options to purchase 149,052 shares of the Company's common stock at an exercise price of $3.93 per share (determined to be the fair market value on the date of grant). Such options vest in increments of 20% annually commencing June 1, 2001. The agreement also entitles Mr. Brunel to certain other benefits, including medical insurance and participation in certain benefit plans that are or may be available to other Company executives, and the use of an automobile. Under the terms of the agreement, Mr. Brunel is prohibited from competing with the Company for a period ending on the later of August 7, 2005 and one year following the termination of his employment with the Company. The agreement may by terminated by the Company at any time for "cause" as specified in the agreement. In the event Mr. Brunel's employment is terminated by the Company without cause, he will be entitled to continue to receive all payments of salary until the expiration of the term of the agreement as if his employment had not been terminated. In the event Mr. Brunel terminates his employment due to a change in control (as defined in the agreement), he will be entitled to two-years' salary, and all of the options granted pursuant to the agreement will become immediately exercisable.

      Bob Binsky. Pursuant to an employment agreement dated as of August 4, 2000, Mr. Binsky is employed as the Chief Development Officer of the Company. The agreement is for a term ending July 31, 2005. Under the agreement, Mr. Binsky receives an annual base salary of $250,000, which may be increased at the discretion of the Board of Directors. Mr. Binsky is entitled to receive fixed bonus payments during the two-year period following the date of the employment agreement in the amount of $215,000 per year, payable in quarterly installments. Mr. Binsky is also eligible to receive bonuses based on the performance of the Company under the Company's Annual Management Bonus Plan. The agreement also entitles Mr. Binsky to certain other benefits, including life insurance, medical insurance and participation in certain benefit plans that are or may be available to other Company executives. Under the terms of the agreement, Mr. Binsky is prohibited from competing with the Company for a period ending on the later of August 4, 2003 and one year following the termination of his employment with the Company. The agreement may be terminated by the Company at any time for "cause" as specified in the agreement. In the event Mr. Binsky terminates his employment due to a change in control (as defined in the agreement), he will be entitled to two-years' salary, and all of the options held by him at that time will become immediately exercisable. If the Company terminates Mr. Binsky's employment for any reason other than for "cause", or Mr. Binsky dies, prior to August 4, 2002, the vesting provisions of all options held by him will remain in effect until August 4, 2002 and the options will be exercisable until the later of one year following such termination or August 4, 2002. In addition, if the Company terminates Mr. Binsky's employment for any reason other than as a result of his conviction for an act involving moral turpitude or dishonesty or because of chronic absenteeism, alcoholism or drug addiction, or Mr. Binsky dies, in each case, prior to August 4, 2002, then Mr. Binsky (or his estate) is entitled to receive a lump sum payment equal to the unpaid amount of the $215,000 per year fixed bonus described above.

Certain Relationships

      As described more fully above under "Change in Control," in August 2000, the Company issued and sold to A Novo Americas 3,040,666 shares of Common Stock for a cash purchase price of $12,000,000. As a result, A Novo Americas currently holds approximately 63% of the Company's outstanding shares of Common Stock. A Novo Americas is majority-owned by AN France, and the managers of A Novo Americas are Daniel Auzan, Louis Brunel, Andre Kudelski and Henri Triebel, who are directors of the Company.

      On August 2, 2000, the Company entered into an Employment Agreement with Bob Binsky, who at such time was a director and the Chief Executive Officer of the Company, and who is currently a director and the Chief Development Officer of the Company, providing for a cash signing bonus in the amount of $400,000. This bonus was paid after the completion of the private placement with A Novo Americas.

      In addition to the bonus, in August 2000, the Company loaned Mr. Binsky $400,000. The loan is evidenced by a Term Note and is to be repaid in quarterly installments over two years together with interest at the rate of 6.40% per annum.

                               PROPOSAL NO. 2

                  APPROVAL OF THE COMPANY'S 2000 STOCK PLAN

      The Company is seeking the ratification by the stockholders of the adoption of the Company's 2000 Stock Plan (the "2000 Plan"). The Board of Directors approved the 2000 Plan in August 2000 in order to provide an incentive to selected individuals to increase their efforts on behalf of the Company. The 2000 Plan will enable these individuals to obtain a proprietary interest or increase their proprietary interest in the Company. The 2000 Plan provides for awards and sales of stock, and grants of stock options.

      The essential features of the Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the 2000 Plan, which is set forth as Appendix A to this Proxy Statement.

      Number of Shares. The aggregate maximum number of Shares that may be issued under the Plan is 298,105 Shares.

      Eligibility. All employees, directors and consultants of the Company and its subsidiary and parent companies are eligible to receive options or the direct award or sale of Shares under the 2000 Plan.

      Administration. The Board of Directors has the power to administer the 2000 Plan and to designate a committee composed of two or more of its directors to operate and administer the 2000 Plan in its stead (the "Committee"). The Committee has the full authority to select the employees, officers, directors and consultants whose performance it determines merit the receipt of awards under the 2000 Plan.

      Term of Plan. The Plan terminates on August 7, 2010.

      Stock Options

      Stock Options. Awards of stock options grant a right to buy a specified number of Shares at a fixed exercise price during a specified time, all as the Board of Directors may determine. Awards may be of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended or any successor section, or of non-qualified stock options.

      Option Price. The option price per share for a non-qualified stock option is determined by the Board of Directors in its discretion but may not be less than the par value per share. The option price for incentive options must be equal to 100% of the fair market value of the Common Stock on the date of grant; provided, however, that the option price for a stock option granted to a stockholder owning ten percent or more of the Common Stock of the Company may not be less than 110% of the fair market value of the Common Stock on the date of grant.

      Option Agreement. Each grant of an option under the 2000 Plan will be set forth in a separate agreement with the optionee and will be subject to the terms and conditions of the 2000 Plan and any other terms and conditions which the Board of Directors deems appropriate for inclusion in the option agreement. The various option agreements entered into under the 2000 Plan need not be identical.

      Restrictions on Transfer of Shares and Minimum Vesting. Any Shares issued upon exercise of a stock option granted under the 2000 Plan may be subject to such forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions would be set forth in the applicable option agreement.

      Accelerated Exercisability. Unless the applicable option agreement provides otherwise, all of an optionee's options become exercisable upon a "Change of Control" (as defined in the 2000 Plan) if either (A) following the Change in Control, such options do not remain outstanding or are not assumed by the surviving corporation or its parent, and the surviving corporation or its parent does not substitute options with substantially the same terms for such options or (B) the optionee is subject to an "Involuntary Termination" (as defined in the 2000 Plan) within 12 months following such Change in Control.

      Accelerated Vesting. Unless the applicable option agreement provides otherwise, any right to repurchase an optionee's shares at the original exercise price upon termination of the purchaser's term of service with the Company will lapse and all of such Shares will become vested if:

            (i) The Company is subject to a Change in Control before such term of service terminates; and

            (ii) Either (A) the repurchase right is not assigned to the entity that employs the optionee immediately after the Change in Control or to its parent or subsidiary or (B) the optionee is subject to an Involuntary Termination within 12 months following such Change in Control.

      Awards or Sales of Stock

      Stock Purchase Agreement. Each award or sale of Shares under the 2000 Plan will be set forth in a separate stock purchase/award agreement with the purchaser/awardee and will be subject to the terms and conditions of the 2000 Plan and any other terms and conditions which the Board of Directors deems appropriate for inclusion in the stock purchase/award agreement. The various stock purchase/award agreements entered into under the 2000 Plan need not be identical.

      Restriction on Shares. Any Shares awarded or sold under the 2000 Plan may be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions would be set forth in the applicable stock purchase/award agreement.

      Accelerated Vesting. Unless the applicable stock purchase/award agreement provides otherwise, any right to repurchase a purchaser's/grantee's Shares at the original purchase price (if any) upon termination of the purchaser's/grantee's term of service with the Company will lapse and all of such Shares will become vested if:

            (i) The Company is subject to a Change in Control before such term of service terminates; and

            (ii) Either (A) the repurchase right is not assigned to the entity that employs the Purchaser immediately after the Change in Control or to its parent or subsidiary or (B) the Purchaser is subject to an Involuntary Termination within 12 months following such Change in Control.

Federal Income Tax Consequences

      The following summary generally describes the principal federal (and not state and local) income tax consequences of awards granted under the 2000 Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to the Company. The provisions of the Internal Revenue Code, and the regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances. This discussion is based on the Internal Revenue Code as currently in effect.

      The 2000 Plan is not subject to any of the requirements of the Employee Retirement Income Security Act (ERISA), nor is it qualified under
Section 401(a) of the Internal Revenue Code.

      Non-Incentive Stock Options. If a non-incentive stock option is granted in accordance with the terms of the 2000 Plan, no income will be recognized by the recipient at the time the option is granted. On exercise of such a stock option, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the purchase price of such shares will generally be taxable to the holder as ordinary income, and will be deductible for tax purposes by the Company in the year in which the holder recognizes the ordinary income. The disposition of shares acquired upon exercise of such a stock option will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the stock option.

      Incentive Stock Options. If an incentive stock option is granted in accordance with the terms of the Plan, no income will be recognized by the recipient at the time the incentive stock option is granted. On exercise of an incentive stock option, the holder will generally not recognize any income and the Company will generally not be entitled to a deduction for tax purposes. However, the difference between the purchase price and the fair market value of the shares received on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income, which may subject the holder to the alternative minimum tax. The disposition of shares acquired upon exercise of an incentive stock option will ordinarily result in long-term capital gain or loss. However, if the holder disposes of shares acquired upon exercise of an incentive stock option within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the holder will generally recognize ordinary income, and the Company will generally be entitled to a deduction for tax purposes, in the amount of the excess of the fair market value of the Common Stock on the date the incentive stock option is so exercised over the purchase price (or the gain on sale, if less). Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the incentive stock option will ordinarily constitute long-term or short-term capital gain (depending on the applicable holding period).

      Awards and Sales of Shares subject to Restrictions. If restricted shares are awarded or sold in accordance with the terms of the 2000 Plan, generally no income will be recognized by such holder at the time such award or sale is made. A 2000 Plan participant who is awarded or sold the restricted shares will generally be required to include in his ordinary income, as compensation, the fair market value of such restricted shares upon the lapse of the forfeiture provisions applicable thereto, plus the amount of any dividend equivalents on such restricted shares, less any amount paid therefor. The holder, however, may elect to include in his ordinary income, as compensation, at the time the restricted shares are first issued the fair market value of such restricted shares at the time of receipt, less any amount paid therefor. Absent the making of the election referred to in the preceding sentence, any cash dividends or other distributions paid with respect to restricted shares prior to lapse of the applicable restriction will be includible in the holder's ordinary income as compensation at the time of receipt. In each case, the Company will be entitled to a deduction in the same amount as the holder realizes compensation income.

      Awards and Sales of Shares not subject to Restrictions. If unrestricted shares are awarded or sold in accordance with the terms of the 2000 Plan, the 2000 Plan participant who is awarded the unrestricted shares will generally be required to include in his ordinary income, as compensation, the fair market value of such restricted shares, less any amount paid therefor. The Company will be entitled to a deduction in the same amount as the holder realizes compensation income.

      The Board of Directors recommends that stockholders vote FOR the proposal to approve the Plan.

                               PROPOSAL NO. 3

                  APPROVAL OF THE REINCORPORATION PROPOSAL

General

      The Company's Board of Directors has unanimously approved a proposal to change the Company's state of incorporation from Ohio to Delaware and in connection therewith, change the Company's name to A Novo Broadband, Inc. After considering the potential advantages and disadvantages, the Company's Board of Directors has determined that the Reincorporation is in the best interests of the Company and its shareholders.

      The proposed Reincorporation will be accomplished by merging the Company into A Novo Broadband, a subsidiary of the Company, pursuant to an Agreement and Plan of Merger and Reorganization (the "Reincorporation Agreement"), substantially in the form which is attached as Appendix B to this

Proxy Statement. A Novo Broadband was incorporated in Delaware in November 2000 specifically for purposes of the Reincorporation and has conducted no business and has no material assets or liabilities. The Reincorporation will not result in any change in the Company's business, assets or liabilities and will not result in any change in or relocation of management or other employees.

      A vote "FOR" the Reincorporation Proposal will constitute approval of
(i) the change in the Company's state of incorporation through a merger of the Company into A Novo Broadband pursuant to the Reincorporation Agreement, (ii) the Certificate of Incorporation of A Novo Broadband (the "A Novo Certificate"), a copy of which is attached as Appendix C hereto,
(iii) the Bylaws of A Novo Broadband (the "A Novo Bylaws"), a copy of which is attached as Appendix D hereto, and (iv) all other aspects of the Reincorporation Proposal, including the resulting change of the Company's name to A Novo Broadband, Inc. A number of changes will be effected as a result of the Reincorporation. Such changes are described below under the heading "Comparison of Rights of Shareholders of Cable Link and Stockholders of A Novo Broadband."

Reasons for the Reincorporation

      For many years, Delaware has followed a policy of encouraging incorporation in that state. In furtherance of that policy, Delaware has adopted comprehensive modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have chosen Delaware for their domicile. Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. The favorable business corporation laws of Delaware should benefit the Company by allowing it to conduct its affairs in a more flexible and efficient manner.

      After considering the advantages and disadvantages of the proposed Reincorporation, including the differences between the Ohio General Corporation Law (the "Ohio Law") and the Delaware General Corporation Law (the "Delaware Law"), the Board of Directors has concluded that it is in the best interest of the Company and its shareholders to change its domicile from Ohio to Delaware.

      The Reincorporation may be abandoned or the Reincorporation Agreement may be amended (with certain exceptions), either before or after shareholder approval has been obtained, if in the opinion of the Board of Directors of the Company, circumstances arise that make such action advisable. In the event the Reincorporation is abandoned, the Company will continue to operate as an Ohio corporation.

Certain Consequences of the Reincorporation

      Effective Time. The Reincorporation will take effect at the time (the "Effective Time") when a Certificate of Merger is filed with the Secretary of State of Delaware, which filing is anticipated to be made within ten days after the Reincorporation Proposal is approved by the shareholders of the Company. At the Effective Time, the separate corporate existence of the Company will cease, and shareholders of the Company will become stockholders of A Novo Broadband.

      Shareholder Rights. Certain differences in stockholder rights exist under the Ohio Law and the Delaware Law, and the Amended and Restated Articles of Incorporation of the Company, as amended (the "Cable Link Articles") and the Amended and Restated Regulations of the Company (the "Cable Link Regulations") on the one hand, and the A Novo Certificate and the A Novo Bylaws on the other hand. See "Comparison of Rights of Shareholders of Cable Link and Stockholders of A Novo Broadband" for a discussion of the effects of these and other differences between the rights of stockholders under the Ohio Law and the Delaware Law.

      Conversion of Cable Link Common Stock. As a result of the
Reincorporation, each outstanding share of Common Stock will automatically be converted into one share of common stock, $.001 par value per share, of A Novo Broadband ("A Novo Common Stock").

      Certificates. Upon completion of the Reincorporation, holders of shares of Common Stock may, but will not be required to, surrender their certificates representing Common Stock in exchange for certificates representing A Novo Common Stock. Upon consummation of the Reincorporation, certificates representing shares of Common Stock will be deemed to represent the same number of shares of A Novo Common Stock as reflected on such certificates immediately prior to the Reincorporation. Do not send stock certificates to the Company with your proxy.

      Employee Plans. The Company's employee benefit plans (the "Plans"), including the 2000 Plan, will each be continued by A Novo Broadband following the Reincorporation. Approval of the proposed Reincorporation will result in the adoption and assumption of the Plans by A Novo Broadband. As a result of the assumption by A Novo Broadband of the Plans, all outstanding options to acquire shares of Common Stock will be converted into options to acquire shares of A Novo Common Stock without any change in the terms or conditions of the options.

      Accounting Treatment of the Merger. In accordance with generally accepted accounting principles, the Company expects that the Reincorporation will be accounted for as a reorganization of entities under common control at historical cost in a manner similar to a pooling of interests. Under this accounting method, the assets and liabilities of the combining entities will be carried forward at their recorded historical book values.

      Federal Income Tax Consequences. The Reincorporation is intended to be tax free under the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized by the holders of shares of Common Stock as a result of the Reincorporation, and no gain or loss will be recognized by the Company or A Novo Broadband. Each former holder of shares of Common Stock will have the same tax basis in A Novo Common Stock received by such holder pursuant to the Reincorporation as such holder had in the shares of Cable Link Common Stock held by such holder at the Effective Time. Each stockholder's holding period with respect to A Novo Common Stock will include the period during which such holder held the shares of Cable Link Common Stock, so long as the latter were held by such holder as a capital asset at the Effective Time. The Company has not obtained, and does not intend to obtain, a ruling from the Internal Revenue Service with respect to the tax consequences of the Reincorporation.

      The foregoing is only a summary of certain federal income tax consequences. Shareholders should consult their own tax advisors regarding the federal tax consequences of the Reincorporation as well as any consequences under the laws of any other jurisdiction.

Dissenters' Appraisal Rights

      Under the Ohio Law, holders of record of shares of Common Stock who properly exercise and perfect dissenters' rights with respect to the Reincorporation will have the right to receive the "fair cash value" of their shares (excluding any appreciation or depreciation in market value resulting from the Reincorporation). In order to exercise such rights, shareholders must comply with the procedural require-ments of Section 1701.85 of the Ohio Law, the full text of which is attached to this Proxy Statement as Appendix E. Failure to vote against the Reincorporation Proposal will not constitute a waiver of dissenters' appraisal rights. However, failure to take any of the steps required under Section 1701.85 on a timely basis may result in the loss of dissenter's rights.

      The following discussion is not a complete statement of the law pertaining to dissenting shareholder rights under the Ohio law and is qualified in its entirety by the full text of section 1701.85.

      Shareholders of the Company who (i) are shareholders of record on the December 27, 2000 record date established for determining who is entitled to notice of the meeting called for the purpose of approving the Reincorporation, (ii) do not vote in favor of the Reincorporation, and
(iii) who, within 10 days after the date of the vote on the Reincorporation is taken, deliver written demand in compliance with the provisions of
Section 1701.85(A)(2) of the Ohio Law, will be entitled to receive the fair cash value of the shares that were not voted in favor of the Reincorporation (the "Dissenting Shares"). A vote against the Reincorporation Proposal will not satisfy the notice requirement. The written demand must set forth the shareholder's address, the number and class of shares as to which the stockholder seeks relief and the amount the shareholder claims as the fair cash value of the Dissenting Shares. Shareholders will not be notified of the expiration of the 10-day notice period. However, if the vote on the Reincorporation Proposal is held as scheduled on February 14, 2001, then the 10-day period would end on February 24, 2001.

      If the Company receives a written demand from a shareholder seeking the fair cash value of Dissenting Shares, it may request delivery of the certificate or certificates that represent the Dissenting Shares. The dissenting shareholder must deliver the certificate or certificates representing the Dissenting Shares to the Company within 15 days of the date of its request therefor or the shareholder's rights with respect to the Dissenting Shares will terminate. If the certificate or certificates representing the Dissenting Shares are delivered to the Company, it must promptly endorse the certificates with a legend to the effect that a demand for the fair cash value for the Dissenting Shares has been made and return the certificates to the dissenting shareholder.

      If the Company (or A Novo Broadband, after the Reincorporation has been effected) and the dissenting shareholder cannot agree on the fair cash value of the Dissenting Shares, then either may, within three months after the date of the service of the demand for fair cash value was made by the dissenting shareholder, file a complaint in the court of common pleas of the county in which the principal office of the Company was located when the Reincorporation Proposal was adopted by the shareholders of the Company, i.e., the Franklin County, Ohio Court of Common Pleas. The court will first make a determination if the dissenting shareholder is entitled to receive the fair cash value of the Dissenting Shares. If the court determines that the dissenting shareholder is entitled to fair cash value of the Dissenting Shares, the court will appoint an appraiser or appraisers to make a finding as to the fair cash value of the Dissenting Shares.

      The fair cash value will be determined based on what a willing seller who is under no compulsion to sell would be willing to accept and that which a willing buyer who is under no compulsion to purchase would be willing to pay for the Dissenting Shares. In no event will the fair cash value exceed the amount stated in the written demand by the dissenting shareholder. In computing the fair cash value, any appreciation or depreciation in the market value resulting from the Reincorporation will be excluded.

      The fair cash value that is agreed upon between the parties or that is determined by the court shall be paid within 30 days after the date of the final determination of such value or the consummation of the

Reincorporation, whichever occurs last. Payment will be made only upon and simultaneously with the surrender of the certificate or certificates representing the Dissenting Shares.

      The costs of the action, including reasonable compensation to the appraisers, will be fixed by the court and will be assessed or apportioned as the court considers equitable.

      A shareholder's right to receive the fair cash value of the Dissenting Shares terminates if (i) the dissenting shareholder does not strictly comply with the requirements of Section 1701.85, (ii) the Reincorporation is abandoned, (iii) the dissenting shareholder withdraws the demand for fair cash value, or (iv) the Company (or A Novo Broadband) and the dissenting shareholder have not come to an agreement regarding the fair cash value of the Dissenting Shares and neither has filed a complaint with the court of common pleas within the time period described in Section 1701.85(B).

      Failure to follow the steps required by Section 1701.85 of the Ohio Law for perfecting dissenting shareholder rights may result in the loss of such rights, in which event a shareholder of the Company will be entitled to receive the consideration to be issued with respect to such shares in accordance with the Reincorporation Agreement.

             COMPARISON OF RIGHTS OF SHAREHOLDERS OF CABLE LINK
                    AND STOCKHOLDERS OF A NOVO BROADBAND

      General. Upon consummation of the Reincorporation, the shareholders of the Company will become stockholders of A Novo Broadband, and their rights as stockholders will be governed by the A Novo Certificate and the A Novo Bylaws. The A Novo Certificate and the A Novo Bylaws differ in certain respects from the Cable Link Articles and Cable Link Code of Regulations. In addition, the rights of A Novo Broadband stockholders will be governed by the Delaware Law, while the rights of the Company's shareholders are currently governed by the Ohio Law. The Delaware Law and the Ohio Law differ in many respects, and consequently it is not practical to summarize all of such differences.

      The following is a summary of significant differences between the Cable Link Articles, Cable Link Regulations and applicable provisions of the Ohio Law, on the one hand, and the A Novo Certificate, A Novo Bylaws and applicable provisions of the Delaware Law, on the other. This discussion is not intended to be complete and is qualified in its entirety by reference to the A Novo Certificate and the A Novo Bylaws, attached as Appendixes C and D hereto. Cable Link shareholders are urged to read the full text of the A Novo Certificate and A Novo Bylaws. Copies of the Cable Link Articles and Cable Link Regulations have been attached as exhibits to the Company's filings with the SEC, are available for inspection at the principal executive offices of the Company and will be sent to holders of Common Stock upon request.

      Amendment of Charter Documents. The Delaware Law requires approval by holders of a majority of the voting power of the Delaware Common Stock in order to amend the A Novo Certificate.

      To amend an Ohio corporation's articles of incorporation, the Ohio Law requires the approval of shareholders holding two-thirds of the voting power of the corporation, or, in cases in which class voting is required, of shareholders holding two-thirds of the voting power of such class, unless otherwise specified in such corporation's articles of incorporation. The Cable Link Articles specify that the holders of a majority of the voting power of Cable Link, or, when appropriate, any class of shareholders, may amend the Cable Link Articles. See " -- Mergers, Acquisitions and Certain Other Transactions."

      Amendment and Repeal of Bylaws and Code of Regulations. Under the Delaware Law, holders of a majority of the voting power of a corporation and, when provided in the certificate of incorporation, the directors of the corporation, have the power to adopt, amend and repeal the Bylaws of a corporation. The A Novo Certificate grants the board of directors such power.

      The Ohio Law provides that only shareholders of a corporation have the power to amend and repeal a corporation's code of regulations. The Cable Link Regulations may only be amended by the affirmative vote of a majority of the voting power represented by the outstanding voting stock of Cable Link present in person or by proxy at an annual or special meeting called for such purpose, or, in the case of amendments adopted by written consent of shareholders, by the written consent of the holders of shares entitling them to exercise three-fourths of the voting power represented by the outstanding voting stock of Cable Link.

      Classified Board of Directors. The Company's directors are elected annually for a term of one year. The A Novo Certificate provides that the board of directors shall be divided into three classes of directors, each class to be as nearly equal in number of directors as possible. The classification of the Board of Directors of A Novo Broadband will have the effect of making it more difficult to change the composition of the Board of Directors. No director may be removed, other than for cause, prior to the end of the term for which the director was elected to serve. At least two stockholder meetings, instead of one, will be required to effect a change in the control of the board. The Board of Directors believes that a classified board with staggered terms will help to assure the continuity and stability of management and policies in the future, since a majority of the directors at any time will have prior experience as directors.

      If the Reincorporation Proposal is approved, the directors of the Company who are elected at the annual meeting of shareholders will continue as the directors of A Novo Broadband after the Reincorporation is consummated and until their successors have been duly elected and qualified. They will serve for the terms indicated under "Proposal No. 1 - Election of Directors."

      Removal of Directors. The Delaware Law provides that unless otherwise specified in its certificate of incorporation, directors of a company that has a classified board may be removed from office by the holders of a majority of the voting power of all outstanding voting stock only for cause. The A Novo Certificate provides for a classified board and further provides that directors may be removed for cause by the affirmative vote of the holders of a majority of A Novo Broadband's voting stock; therefore, directors of A Novo Broadband may be removed only for cause, by the requisite affirmative vote of stockholders.

      The Ohio Law provides that, unless the governing documents of a corporation provide otherwise, directors may be removed, with or without cause, by the affirmative vote of the holders of a majority of the voting power of the corporation with respect to the election of directors. Cable Link directors serve for one-year terms and the entire Board of Directors is elected annually. Under the Cable Link Regulations, directors may be removed with or without cause.

      Vacancies on the Board. The Delaware Law provides that, unless the governing documents of a corporation provide otherwise, vacancies and newly created directorships resulting from a resignation or any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office. The A Novo Certificate provides that newly created directorships resulting from any increase in the number of directors and any vacancies on the board of directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum, or by a sole remaining director.

      The Ohio Law provides that, unless the governing documents of a corporation provide otherwise, vacancies on the board of directors may be filled by a majority of the remaining directors of a corporation. The Cable Link Regulations provide that, except in cases where a director is removed and such director's successor is elected by the shareholders, the remaining directors may, by a vote of a majority of their number, fill any vacancy for the unexpired term.

      Capitalization. The authorized capitalization of A Novo Broadband consists of 21,000,000 shares, of which 20,000,000 shares are A Novo Common Stock and 1,000,000 shares are preferred stock, par value $.001 per share. The Board of Directors of A Novo Broadband has the authority at any time, and from time to time, to establish and designate one or more series of preferred stock, to fix the number of shares of any series (which number may vary between series) and to fix the dividend rights and preferences, the redemption price and terms, liquidation rights, sinking fund provisions (if any), conversion provisions (if any), and the voting powers (if any) of such series.

      The authorized capitalization of the Company consists of 10,200,000 shares, of which 10,000,000 shares are Common Stock and 200,000 shares are preferred shares without par value. The Company's Board of Directors has the authority at any time and from time to time, to establish and designate one or more series of preferred shares, to fix the designation and authorized number of shares of each series and the express terms of each such series, to the full extent permitted by the Ohio Law.

      Right to Call Special Meetings of Shareholders. The Delaware Law permits special meetings of stockholders to be called by the board of directors and such other persons, including stockholders, as the certificate of incorporation or bylaws may provide. The Delaware Law does not require that stockholders be given the right to call special meetings. The A Novo Certificate provides that special meetings of stockholders of the corporation may be called by the Chairman of the Board, the Chief Executive Officer, by a majority of the board of directors or by owners of 40% of the shares entitled to vote.

      Under the Ohio Law, the holders of at least 25% of the outstanding shares of a corporation, unless the corporation's code of regulations specifies another percentage, which may in no case be greater than 50%, the directors, by action at a meeting or a majority of the directors acting without a meeting, the chairman of the board, the president or, in case of the president's death or disability, the vice president authorized to exercise the authority of the president, have the authority to call special meetings of shareholders. The Cable Link Regulations expressly provide that special meetings of shareholders may be called by the Chairman of the Board, the President or, in case of the President's absence, death or disability, such Vice President authorized to exercise the authority of the President, the Secretary, the directors by action at a meeting or a majority of the directors acting without a meeting, or by shareholders holding 25% or more of the voting power of the then-outstanding shares entitled to vote.

      Advance Notice Provisions. The A Novo Certificate requires advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders in the manner provided by the A Novo Bylaws (the "Advance Notice Provisions"). The A Novo Bylaws require that certain detailed procedures be followed in order for stockholders to nominate candidates for election as directors or to bring other business before meetings of the stockholders, including a detailed notice procedure with regard to the nomination, other than by or at the direction of the Board, of candidates for election as directors (the "Nomination Procedure") and with regard to stockholder proposals to be brought before an annual meeting of stockholders (the "Business Procedure").

      The Business Procedure provides that stockholder proposals must be submitted in writing in a timely manner in order to be considered at any annual meeting of stockholders. Under the Business Procedure, notice relating to a stockholder proposal must contain certain information about the proposal and about the stockholder who proposes to bring the proposal before the meeting. The Nomination Procedure provides that only persons who are nominated by or at the direction of the Board, or by a stockholder who has given timely written notice to the Secretary of the Company prior to the meeting at which directors are to be elected, will be eligible for election as directors. Under the Nomination Procedure, notice to A Novo Broadband from a stockholder who proposes to nominate a person at a meeting for election as a director must contain certain information about that person, including age, business and residence addresses, principal occupation, the class and number of shares of A Novo Common Stock or other capital stock beneficially owned, the consent of the person to be nominated and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the stockholder proposing to nominate that person.

      The Cable Link Articles and Cable Link Regulations do not contain any provisions comparable to the Advance Notice Provisions set forth in the A Novo Bylaws.

      Shareholder Action Without a Meeting. The Delaware Law provides that, unless otherwise provided in the certificate of incorporation, any action that may be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of common stock having not less than the minimum number of votes otherwise required to approve such action at a meeting of stockholders consent to the action in writing. The A Novo Certificate provides that any action required or permitted to be taken by the stockholders must be effected at an annual or special meeting of stockholders, duly called and held with prior notice and a vote, and may not be effected by any consent in writing by such stockholders.

      Under the Ohio Law and the Cable Link Regulations, any action that may be taken by shareholders at a meeting may be taken without a meeting with the unanimous written consent of all shareholders entitled to vote thereat.

      Cumulative Voting. Under the Delaware Law, stockholders do not have the right to cumulate their votes in the election of directors unless such right is granted in the certificate of incorporation. The A Novo
Certificate does not grant such rights.

      Under the Ohio Law, unless the articles of incorporation are amended to eliminate cumulative voting for directors following their initial filing with the Secretary of State of the State of Ohio, each shareholder has the right to vote cumulatively in the election of directors if certain notice requirements are satisfied. The Cable Link Articles have not eliminated the right to vote cumulatively in the election of directors.

      Provisions Affecting Business Combinations; Fair Price Provisions.
Section 203 of the Delaware Law provides generally that any person who acquires 15% or more of a corporation's voting stock (thereby becoming an "interested stockholder") may not engage in a wide range of "business combinations" with the corporation for a period of three years following the date the person became an interested stockholder, unless (i) the board of directors of the corporation has approved, prior to that acquisition date, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% of the corporation's voting stock outstanding at the time the transaction commenced (excluding shares owned by persons who are directors and also officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least 66 2/3% of the outstanding voting stock not owned by the interested stockholder. Under the Delaware Law, a corporation may choose not to be subject to Section 203 by so specifying in its certificate of incorporation. In addition, unless a corporation affirmatively elects to be governed by Section 203, Section 203 does not apply to a corporation that does not have a class of stock that is
(1) listed on a national securities exchange, (2) authorized for quotation on The Nasdaq Stock Market, or (3) held of record by more than 2,000 stockholders. The A Novo Certificate is silent as to Section 203.
Accordingly, unless A Novo Broadband amends the A Novo Certificate so as to elect to be subject to Section 203, A Novo Broadband will not be subject to
Section 203 until such time as it meets one of the three standards mentioned above.

      Chapter 1704 of the Ohio Law provides that, unless the articles of incorporation or code of regulations of a corporation otherwise provide, an "issuing public corporation" may not engage in a "Chapter 1704 transaction" for three years following the date on which a person becomes an "interested shareholder" with that interested shareholder unless the Chapter 1704 transaction is approved by the corporation's board of directors prior to the time the person becomes an interested shareholder. "Chapter 1704 transactions" include mergers, consolidations, combinations, liquidations, recapitalizations and other transactions involving 5% of more of the assets or shares of the issuing public corporation or 10% of more of its earning power. After the initial three-year moratorium such transactions are prohibited absent approval by disinterested shareholders or unless the transaction meets certain statutorily defined fair price provisions. The Cable Link Articles of Incorporation do not provide otherwise.

      Control Share Acquisitions. Under Section 1701.831 of the Ohio Law (the "Ohio Control Share Statute"), unless the articles of incorporation or code of regulations of a corporation otherwise provide, any control share acquisition of an "issuing public corporation" can only be made with the prior approval of the corporation's shareholders. A control share acquisition for purposes of Section 1701.831 of the Ohio Law is defined as any acquisition of shares of a corporation that, when added to all other shares of that corporation owned by the acquiring person, would enable that person to exercise levels of voting power in any of the following ranges: at least 20% but less than 33 1/3%; at least 33 1/3% but less than 50%; or 50% or more. The Cable Link Articles provide that the Ohio Control Share Statute does not apply to Cable Link.

      Neither the Delaware Law nor the A Novo Certificate contains a comparable provision.

      Mergers, Acquisitions and Certain Other Transactions. The Delaware Law requires approval of mergers, consolidations and dispositions of all or substantially all of a corporation's assets (other than so-called "parent-subsidiary" mergers) by a majority of the voting power of the corporation, unless the certificate of incorporation specifies a different percentage. The A Novo Certificate does not provide for a different percentage. The Delaware Law does not require stockholder approval for majority share acquisitions or for combinations involving the issuance of less than 20% of the voting power of the corporation, except for "business combinations" subject to Section 203 of the Delaware Law. In addition, in certain circumstances, the Delaware Law permits corporations to adopt a holding company structure without stockholder consent. A Novo Broadband may utilize these provisions of the Delaware Law in the future although it has no present plan to do so.

      Under the Ohio Law, a merger or consolidation by an Ohio corporation generally requires the affirmative vote of holders of shares representing at least two-thirds of the voting power of the corpora-tion unless the corporation's articles of incorporation provide for approval by a different proportion not less than a majority. The Cable Link Articles require approval of a majority of the outstanding shares for such transactions.

      Constituencies Provisions. Section 1701.59 of the Ohio Law permits a director, in determining what such director reasonably believes to be in the best interests of the corporation, to consider, in addition to the interests of the corporation's shareholders, any of the following: (i) the interests of the corporation's employees, suppliers, creditors, and customers, (ii) the economy of the state and nation, (iii) community and societal considerations, and (iv) the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation.

      The Delaware Law and the A Novo Certificate contain no comparable provision.

      Rights of Dissenting Shareholders. Under the Delaware Law, appraisal rights are available to dissenting stockholders in connection with certain mergers or consolidations. However, unless the certificate of incorporation otherwise provides, the Delaware Law does not provide for appraisal rights
(i) with respect to shares of a corporation that are listed on a national securities exchange or designated as a national market system security on an interdealer quotations system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 stockholders (as long as the stockholders receive in the merger shares of the surviving corporation or of any other corporation the shares of which are listed on a national securities exchange or designated as a national market systems security on an interdealer quotations system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 stockholders) or (ii) if the corporation is the surviving corporation and no vote of its stockholders is required for the merger. The A Novo Certificate does not provide otherwise. The Delaware Law does not provide appraisal rights to stockholders who dissent from the sale of all or substantially all of a corporation's assets or an amendment to the corporation's certificate of incorporation, although a corporation's certificate of incorporation may so provide. The A Novo Certificate does not provide otherwise. Under the Delaware Law, among other procedural requirements, a stockholder's written demand for appraisal of shares must be received before the taking of the vote on the matter giving rise to appraisal rights.

      Under the Ohio Law, dissenting shareholders are entitled to appraisal rights in connection with the lease, sale, exchange, transfer or other disposition of all or substantially all of the assets of a corporation and in connection with certain amendments to the corporation's articles of incorporation. Shareholders of an Ohio corporation being merged into or consolidated with another corporation are also entitled to appraisal rights. In addition, shareholders of an acquiring corporation are entitled to appraisal rights in any merger, combination or majority share acquisition in which such shareholders are entitled to voting rights. The Ohio Law provides shareholders of an acquiring corporation with voting rights if the acquisition involves the transfer of shares of the acquiring corporation entitling the recipients thereof to exercise one-sixth or more of the voting power of such acquiring corporation immediately after the consummation of the transaction. Under the Ohio Law, a shareholder's written demand for an appraisal must be delivered to the corporation not later than ten days after the taking of the vote on the matter giving rise to appraisal rights. See "Dissenters' Appraisal Rights."

      Dividends. Both the Delaware Law and the Ohio Law provide that dividends may be paid in cash, property or shares of a corporation's capital stock. The Delaware Law provides that a corporation may pay dividends out of any surplus, and, if it has no surplus, out of any net profits for the fiscal year in which the dividend was declared or for the preceding fiscal year (provided that such payment will not reduce capital below the amount of capital represented by all classes of shares having a preference upon the distribution of assets). The Ohio Law provides that a corporation may pay dividends out of surplus and must notify its shareholders if a dividend is paid out of capital surplus.

      Preemptive Rights of Shareholders. The Delaware Law provides that no stockholder shall have preemptive rights to purchase additional securities of the corporation unless the certificate of incorporation expressly grants such rights. The A Novo Certificate does not provide for preemptive rights.

      The Ohio Law provides that, subject to certain limitations and conditions contained in the Ohio Law and unless the articles of incorporation provide otherwise, shareholders shall have preemptive rights to purchase additional securities of the corporation. The Cable Link Articles expressly eliminate any preemptive rights.

      Director Liability and Indemnification. The Delaware Law allows a Delaware corporation to include in its certificate of incorporation, and the Delaware Certificate contains, a provision eliminating the liability of a director for monetary damages for a breach of such director's fiduciary duties as a director, except liability (i) for any breach of the director's duty of loyalty to the corporation's stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law, (iii) under Section 174 of the Delaware Law (which deals generally with unlawful payments of dividends, stock repurchases and redemptions), and (iv) for any transaction from which the director derived an improper personal benefit. The Delaware Law requires that a director, officer, employee or agent of A Novo Broadband (collectively, "Indemnitee"), in order to be indemnified, must have acted in good faith and in a manner reasonably believed to be not opposed to the best interests of A Novo Broadband, and, with respect to any criminal action or proceeding, did not have reasonable cause to believe that his or her conduct was unlawful. The Delaware Law also provides that the indemnification provisions of the statute are not exclusive of any other rights which a person seeking indemnification may have or later acquire under any statute, provision of the A Novo Certificate and Bylaws, agreement, vote of stockholders or disinterested directors, or otherwise. In addition, the Delaware Law provides that a corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation has the power to indemnify such person against such expense, liability or loss under the Delaware Law. The A Novo Certificate provides that A Novo Broadband will indemnify each Indemnitee to the full extent permitted by the Delaware Law or any other applicable laws as presently or hereafter in effect against all liabilities (including expenses), imposed or reasonably incurred by such Indemnitee in connection therewith. The A Novo Bylaws provides that expenses incurred by a director or officer in defending an action, suit or proceeding may be paid by A Novo Broadband upon receipt of an undertaking by or on behalf of such person to repay such amount if it is ultimately determined that he is not entitled to be indemnified by A Novo Broadband. The A Novo Bylaws and the Delaware Law also provide that the indemnification provisions of the A Novo Bylaws and the statute are not exclusive of any other right to which a person seeking indemnification and advancement of expenses may be entitled under any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise. The A Novo Bylaws expressly provides for the power to maintain insurance with respect to any expense liability or loss.

      There is no comparable provision under the Ohio Law limiting the liability of officers, employees or agents of a corporation, and the Cable Link Articles contain no such provision. However, the Ohio Law has codified the traditional business judgment rule. The Ohio Law provides that the business judgment presumption of good faith may only be overcome by clear and convincing evidence that an action or failure to act was undertaken with deliberate intent to cause injury to the corporation or with reckless disregard for the best interests of the corporation. Further, the Ohio Law provides specific statutory authority for directors to consider, in addition to the interests of the corporation's shareholders, other factors such as the interests of a corporation's employees, suppliers, creditors and customers; the economy of the state and nation; community and societal considerations; the long-term and short-term interests of the corporation and its shareholders; and the possibility that these interests may be best served by the continued independence of the corporation. See "Constituencies Provisions." Under the Ohio Law, Ohio corporations are permitted to indemnify directors, officers, employees and agents within prescribed limits and must indemnify them under certain circumstances. The Ohio Law does not authorize payment by a corporation of judgments against a director, officer, employee or agent after a finding of negligence or misconduct in a derivative suit absent a court order. Indemnification is required, however, to the extent such person succeeds on the merits. In all other cases, if it is determined that a director, officer, employee or agent acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, indemnification is discretionary, except as otherwise provided by a corporation's articles of incorporation, code of regulations or by contract, except with respect to the advancement of expenses of directors (as discussed below). The Cable Link Regulations provide that Cable Link shall indemnify directors, officers, employees and agents to the extent permitted by law against costs incurred in connection with any threatened, pending or completed claim, action, suit or proceeding because of such person's service as a director, officer, employee or agent of Cable Link. The Ohio Law provides that a director (but not an officer, employee, or agent) is entitled to mandatory advancement of expenses, including attorneys' fees, incurred in defending any action, including derivative actions, brought against the director, provided that the director agrees to cooperate with the corporation concerning the matter and to repay the amount advanced if it is proved by clear and convincing evidence that such director's act or failure to act was done with deliberate intent to cause injury to the corporation or with reckless disregard for the corporation's best interests. The statutory right to indemnification is not exclusive in Ohio, and Ohio corporations may, among other things, purchase insurance to indemnify those persons.

      Shareholder Rights Plans. Neither Cable Link nor A Novo Broadband has implemented a shareholder rights plan, but either corporation could do so without further action of its shareholders.

Anti-takeover Implications

      Delaware, like many other states, permits a corporation to adopt a number of measures that are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation Proposal is not being proposed in order to prevent a change in control, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company or to obtain representation on the Board of Directors.

      However, certain provisions of the Delaware Law, the A Novo
Certificate and the A Novo Bylaws have antitakeover implications. In particular:

* The restriction of the ability of stockholders to act by written consent under the A Novo Bylaws may make it more difficult for stockholders to coordinate action outside a duly called annual or special meeting.

* The A Novo Certificate provides for a classified board, which may hinder the ability of a potential acquirer to gain control of the Board of Directors.

* The Advance Notice Procedures contained in the A Novo Bylaws may have the effect of precluding or making more difficult a stockholder nomination for the election of directors or the submission by stockholders of proposals, including proposals related to takeovers, at a particular stockholders meeting because of the technical requirements of the procedures to be followed.

* Section 203 of the Delaware General Corporation Law, when applicable, restricts "business combinations" with "interested stockholders" for three years following the date that a person became an interested stockholder, unless the board of directors approves the business combination.

      For a detailed discussion of material changes that will be implemented as part of the proposed Reincorporation, see "Comparison of Rights of Shareholders of Cable Link and Stockholders of A Novo Broadband" above.

      The Company's Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because:

* a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices;

* a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; and

* a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock, without affording all stockholders the opportunity to receive the same economic benefits.

      By contrast, in a transaction in which an acquirer must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of its business, technology and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in its business not yet reflected in the stock price and equality of treatment of all stockholders.

      Despite the belief of the Board of Directors as to the benefits to shareholders of the Reincorporation Proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt that is not approved by the Board of Directors, but which a majority of the stockholders may deem to be in their best interest or in which stockholders may receive a substantial premium for their shares over the then current market value or over their cost basis in the shares. As a result, stockholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that the provisions enable the Board of Directors to resist a takeover or a change in control, they could make it more difficult to change the existing Board of Directors and management.

      In addition to the provisions described above, other provisions of the A Novo Certificate and A Novo Bylaws may have antitakeover implications.

      The Board of Directors recommends that shareholders vote FOR the Reincorporation.

Compliance With Section 16(a) of The Securities Exchange Act Of 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. To the Company's knowledge, based solely on a review of the Forms 3, 4, and 5 submitted to the Company during and with respect to Fiscal 2000, there are no known failures to file a required Form 3, 4 or 5 and, except for a late filing of a Form 3 by Pierre Brodeur and a late filing of Form 4 by Bob Binsky, no known late filings of a required Form 3, 4 or 5 during Fiscal 2000 by any person required to file such forms with respect to the Company pursuant to Section 16 of the Exchange Act.

      SHAREHOLDER PROPOSALS FOR PROXY STATEMENT FOR NEXT ANNUAL MEETING

      Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. To be included in the proxy statement for the Company's next Annual Meeting of Stockholders, stockholder proposals must be received by the Company at its principal executive office no later than September 26, 2001 and must otherwise comply with the requirements of Rule 14a-8. In addition, the A Novo Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in A Novo Broadband's proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received by the Secretary of A Novo Broadband not later than 120 days prior to the anniversary date of the immediately preceding annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at A Novo Broadband's next Annual Meeting of Stockholders, such a proposal must be received by A Novo Broadband no later than October 17, 2001. However, if the date of A Novo Broadband's next Annual Meeting of Stockholders is more than 60 days earlier or more than 90 days later than the date of the immediately preceding Annual Meeting (i.e., prior to December 16, 2001 or after May 15, 2002), then notice must be received no earlier than 120 days prior to such annual meeting and no later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which notice of the date of the meeting is mailed or public disclosure of the date of such meeting is made, which ever comes first. All notices of proposals by stockholders, whether or not to be included in the Company's proxy materials, should be sent to the Secretary of the Company at 3015 Greene Street, Hollywood, Florida 33020.

                                       By order of the Board of Directors

                                       Louis Brunel
                                       President and Chief Executive
Officer

Dated: January 24, 2001

                                                                 APPENDIX A

                              CABLE LINK, INC.

                               2000 STOCK PLAN

Section 1.  Establishment and Purpose.

      The purpose of the Plan is to offer selected individuals an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code.

      Capitalized terms are defined in Section 12.

Section 2.  Administration.

      (a) Committees of the Board of Directors. The Plan may be administered by a Committee. The Committee shall consist of two or more members of the Board of Directors who have been appointed by the Board of Directors. The Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If a Committee has not been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

      (b) Authority of the Board of Directors. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Purchasers, all Optionees and all persons deriving their rights from a Purchaser or Optionee.

Section 3.  Eligibility.

      (a) General Rule. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Options or the direct award or sale of Shares. Only Employees shall be eligible for the grant of ISOs.

      (b) Ten-Percent Shareholders. An individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for a grant of an ISO unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

Section 4.  Stock Subject to Plan.

      (a) Basic Limitation. Shares offered under the Plan may be authorized but unissued Shares or reacquired Shares or Treasury Shares. The aggregate number of Shares that may be issued under the Plan

(upon exercise of Options or other rights to acquire Shares) shall not exceed 298,105 Shares, subject to adjustment pursuant to Section 8. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

      (b) Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option ("Expired Option Shares") or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares ("Reacquired Shares") shall again be available for the purposes of the Plan, except that the aggregate number of Shares which may be issued upon the exercise of ISOs shall in no event exceed 298,105 Shares (subject to adjustment pursuant to Section 8).

Section 5.  Terms and Conditions of Awards or Sales.

      (a) Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

      (b) Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

      (c) Purchase Price. The Purchase Price of Shares to be offered under the Plan shall be determined by the Board of Directors at its sole discretion. The Purchase Price shall be payable in a form described in
Section 7.

      (d) Withholding Taxes. As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

      (e) Restrictions on Transfer of Shares and Minimum Vesting. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

      (f) Accelerated Vesting. Unless the applicable Stock Purchase Agreement provides otherwise, any right to repurchase a Purchaser's Shares at the original Purchase Price (if any) upon termination of the Purchaser's Service shall lapse and all of such Shares shall become vested if:

            (i) The Company is subject to a Change in Control before the Purchaser's Service terminates; and

            (ii) Either (A) the repurchase right is not assigned to the entity that employs the Purchaser immediately after the Change in Control or to its parent or subsidiary or (B) the Purchaser is subject to an Involuntary Termination within 12 months following such Change in Control.

Section 6.  Terms and Conditions of Options.

      (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

      (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option. Options granted to any Optionee in a single fiscal year of the Company shall not cover more than 149,052 Shares. The limitation in the preceding sentence shall be subject to adjustment in accordance with
Section 8.

      (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). Subject to the preceding sentence, the Exercise Price under any Option shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in Section 7.

      (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

      (e) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The exercisability provisions of any Stock Option Agreement shall be determined by the Board of Directors at its sole discretion.

      (f) Accelerated Exercisability. Unless the applicable Stock Option Agreement provides otherwise, all of an Optionee's Options shall become exercisable in full if:

            (i) The Company is subject to a Change in Control before the Optionee's Service terminates; and

            (ii) Either (A) such Options do not remain outstanding, such Options are not assumed by the surviving corporation or its parent, and the surviving corporation or its parent does not substitute options with substantially the same terms for such Options or (B) the Optionee is subject to an Involuntary Termination within 12 months following such Change in Control.

      (g) Basic Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, and in the case of an ISO, a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire. A Stock Option Agreement may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service or death.

      (h) Nontransferability. No Option shall be transferable by the Optionee other than by beneficiary designation, will or the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the Optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

      (i) No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by the Optionee's Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

      (j) Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

      (k) Restrictions on Transfer of Shares and Minimum Vesting. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

      (l) Accelerated Vesting. Unless the applicable Stock Option Agreement provides otherwise, any right to repurchase an Optionee's Shares at the original Exercise Price upon termination of the Optionee's Service shall lapse and all of such Shares shall become vested if:

            (i) The Company is subject to a Change in Control before the Optionee's Service terminates; and

            (ii) Either (A) The repurchase right is not assigned to the entity that employs the Optionee immediately after the Change in Control or to its parent or subsidiary or (B) the Optionee is subject to an Involuntary Termination within 12 months following such Change of Control.

      (m) $100,000 Limitation. To the extent that the grant of an Option intended to be an ISO results in the aggregate fair market value (determined at the time of grant) of the Stock (or other capital stock of the Company, Parent or any Subsidiary) with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company, Parent and Subsidiary) to exceed $100,000, such Option shall be treated as a Nonstatutory Option. The provisions of this Section 6(m) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

Section 7.  Payment for Shares.

      (a) General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 7.

      (b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

      (c) Services Rendered. At the discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award. At the discretion of the Board of Directors, Shares may also be awarded under the Plan in consideration of services to be rendered to the Company, a Parent or a Subsidiary after the award.

      (d) Promissory Note. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, all or a portion of the Exercise Price or Purchase Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

      (e) Exercise/Sale. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

      (f) Exercise/Pledge. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

Section 8.  Adjustment of Shares.

      (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under
Section 4, (ii) the limitation set forth in Section 6(b), (iii) the number of Shares covered by each outstanding Option or (iv) the Exercise Price under each outstanding Option.

      (b) Mergers and Consolidations. In the event that the Company is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement, without the Optionees' consent, may provide for:

            (i) The continuation of such outstanding Options by the Company (if the Company is the surviving corporation);

            (ii) The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

            (iii) The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; or

            (iv) The cancellation of each outstanding Option after payment to the Optionee of an amount in cash or cash equivalents equal to
      (A) the Fair Market Value of the Shares subject to such Option at the time of the merger or consolidation minus (B) the Exercise Price of the Shares subject to such Option.

      (c) Reservation of Rights. Except as provided in this Section 8, an Optionee or Purchaser shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

Section 9.  Securities Law Requirements.

      Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

Section 10. No Retention Rights.

      Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Purchaser or Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser or Optionee) or of the Purchaser or Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

Section 11. Duration and Amendments.

      (a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan within 12 months after its adoption by the Board of Direc-tors, any grants of Options or sales or awards of Shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan. The Plan shall terminate automatically 10 years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

      (b) Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 8), or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company's shareholders. Shareholder approval shall not be required for any other amendment of the Plan.

      (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

Section 12. Definitions.

      (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

      (b) "Cause" shall mean (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, which use or disclosure causes material harm to the Company, (ii) conviction of, or a plea of "guilty" or "no contest" to, a felony under the laws of the United States or any state thereof, (iii) gross negligence, (iv) continued failure to perform assigned duties after receiving written notification from the Board of Directors, (v) willful misconduct or other actions in bad faith which are to the detriment of the Company or (vi) breach of any material provision of any employment agreement with the Company not cured within 10 days after written notice thereof. The foregoing, however, shall not be deemed an exclusive list of all acts or omissions that the Company (or a Parent or Subsidiary) may consider as grounds for the discharge of an Optionee or Purchaser.

      (c)   "Change in Control" shall mean:

            (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; or

            (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

      (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

      (e) "Committee" shall mean a committee of the Board of Directors, as described in Section 2(a).

      (f)   "Company" shall mean Cable Link, Inc., an Ohio corporation.

      (g) "Consultant" shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

      (h) "Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

      (i) "Employee" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

      (j) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

      (k) "Fair Market Value" shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. If the Shares are listed on a national securities exchange or traded on the over-the-counter market, the fair market value shall be the mean of the highest and lowest trading prices or of the high bid and low asked prices of the Shares on such exchange, or on the over-the-counter market as reported by the NASDAQ system or the National Quotation Bureau, Inc., as the case may be, on the day on relevant day or, if there is no trading or bid or asked price on that day, the mean of the highest and lowest trading or high bid and low asked prices on the most recent day preceding the relevant day for which such prices are available. Such determination shall be conclusive and binding on all persons.

      (l) "Involuntary Termination" shall mean the termination of the Optionee's or Purchaser's Service by reason of:

            (i) The involuntary discharge of the Optionee or Purchaser by the Company (or the Parent or Subsidiary employing him or her) for reasons other than Cause; or

            (ii) The voluntary resignation of the Optionee or Purchaser following (A) a change in his or her position with the Company (or the Parent or Subsidiary employing him or her) that materially reduces his or her level of authority or responsibility or (B) a reduction in his or her compensation (including base salary, fringe benefits and participation in bonus or incentive programs based on corporate performance) by more than 10%.

      (m) "ISO" shall mean an employee incentive stock option described in Section 422(b) of the Code.

      (n) "Nonstatutory Option" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

      (o) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

      (p)   "Optionee" shall mean an individual who holds an Option.

      (q) "Outside Director" shall mean a member of the Board of Directors who is not an Employee.

      (r) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

      (s)   "Plan" shall mean this Cable Link, Inc. 2000 Stock Plan.

      (t) "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

      (u) "Purchaser" shall mean an individual to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

      (v) "Service" shall mean service as an Employee, Outside Director or Consultant.

      (w) "Share" shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

      (x)   "Stock" shall mean the Common Stock of the Company.

      (y) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee, which contains the terms, conditions and restrictions pertaining to the Optionee's Option.

      (z) "Stock Purchase Agreement" shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan, which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

      (aa) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

Section 13. Execution.

      To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.


                                       Cable Link, Inc.

                                  By:    /s/ Louis Brunel
                                         -------------------------------------
                                  Title: President and Chief Executive Officer
                                         -------------------------------------

                                                                 APPENDIX B

               AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

      This Agreement and Plan of Merger and Reorganization (the
"Agreement") is entered into as of this 18th day of January, 2001, between Cable Link, Inc., an Ohio corporation ("Cable Link"), and A Novo Broadband, Inc., a Delaware corporation ("A Novo Broadband"). Cable Link and A Novo Broadband are sometimes hereinafter referred to collectively as the "Constituent Corporations."

                                  RECITALS

      A. Cable Link is a corporation organized on December 28, 1987 and validly existing under the laws of the State of Ohio and is authorized to issue (i) 10,000,000 shares of common stock, without par value (the "Cable Link Common Stock"), of which 4,842,002 shares are issued and outstanding, and (ii) 200,000 shares of preferred stock, without par value, none of which are issued and outstanding.

      B. A Novo Broadband is a corporation organized on November 30, 2000 and validly existing under the laws of the State of Delaware and is authorized to issue (i) 20,000,000 shares of common stock, each having a par value of $.001 (the "A Novo Broadband Common Stock"), of which 100 shares are issued and outstanding and are owned by Cable Link, and (ii) 1,000,000 shares of preferred stock, each having a par value of $.001, none of which are issued and outstanding.

      C. The boards of directors of each of Cable Link and A Novo Broadband and the stockholder of A Novo Broadband have approved the merger of Cable Link with and into A Novo Broadband (the "Merger") pursuant to the General Corporation Law of the State of Ohio (the "OGCL") and the General Corporation Law of the State of Delaware (the "DGCL") in a transaction qualifying as a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), substantially on the terms and conditions contained in this Agreement, in order to change the jurisdiction of incorporation of Cable Link from Ohio to Delaware.

      D. The Board of Directors of Cable Link has determined to submit this Agreement to the stockholders of Cable Link for their approval at the annual meeting of Cable Link stockholders to be held on February 13, 2001.

                           STATEMENT OF AGREEMENT

      In consideration of the foregoing and the mutual promises contained herein, the parties hereto adopt and agree to the following agreements, terms and conditions relating to the Merger and the mode of carrying the same into effect.

      1. Merger. In accordance with the provisions of this Agreement, the OGCL and the DGCL, at the Effective Time (as such term is defined in Section 4) Cable Link shall be merged with and into A Novo Broadband. A Novo Broadband shall be the surviving corporation (hereinafter sometimes called the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of Delaware. At the Effective Time the separate corporate existence of Cable Link shall cease. All properties, franchises and rights belonging to Cable Link and A Novo Broadband, by virtue of the Merger and without further act or deed, shall be deemed to be vested in the Surviving Corporation, which shall thenceforth be responsible for all the liabilities and obligations of each of Cable Link and A Novo Broadband.

      2. Address of Surviving Corporation. The address of the registered office of the Surviving Corporation within the State of Delaware shall be c/o United Corporate Services, Inc., 15 East North Street, Dover, County of Kent.

      3. Dissenting Shares of Cable Link. Notwithstanding anything in this Agreement to the contrary, shares of Cable Link Common Stock that are outstanding immediately prior to the Effective Time and that are held by shareholders who have not voted such shares in favor of the approval and adoption of this Agreement and who shall have delivered a written demand for appraisal of such shares in the manner provided in Section 1701.85 of the OGCL ("Cable Link Dissenting Shares") shall be cancelled and the holders of such shares shall be entitled to payment of the appraised value of such shares in accordance with the provisions of Section 1701.85 of the OGCL; provided, however, that if any holder of Cable Link Dissenting Shares
(i) shall subsequently deliver a written withdrawal of such holder's demand for appraisal of such shares (subject to the written approval of A Novo Broadband if such withdrawal is tendered more than 60 days after the Effective Date), or (ii) fails to perfect or loses such holder's appraisal rights as provided in Section 1701.85 of the OGCL, or (iii) fails to demand payment within the time period provided in Section 1701.85 of the OGCL, then such holder shall forfeit the right to appraisal of such Cable Link Dissenting Shares and such shares shall not be deemed to be Cable Link Dissenting Shares.

      4. Effective Time. The Merger shall become effective at the time of filing of a certificate of merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware in accordance with the provisions of Section 252 of the DGCL, or at such later time as Cable Link and A Novo Broadband shall agree and specify as the effective time in the Certificate of Merger, which Certificate of Merger shall be so filed as soon as practicable. The date and time when the Merger shall become effective are referred to herein as the "Effective Date" and the "Effective Time," respectively.

      5. Conversion and Cancellation of Shares. The treatment of the shares of Cable Link Common Stock and the shares of A Novo Broadband Common Stock outstanding at the Effective Time shall be as follows:

            (a) Each share of Cable Link Common Stock issued and outstanding at the Effective Time (other than Cable Link Dissenting Shares) shall be converted into one share of Common Stock of the Surviving Corporation ("Surviving Corporation Common Stock") which shall thereafter be an issued and outstanding share of Surviving Corporation Common Stock.

            (b) Each share of A Novo Broadband Common Stock issued and outstanding on the Effective Date shall be canceled and shall cease to exist.

            (c) After the Effective Date, the conversion and exchange of shares provided for by this Section 5 shall be effected as follows:

                  (i) No certificates for shares of Surviving Corporation Common Stock will be issued to holders of shares of Cable Link Common Stock upon consummation of the Merger.

                  (ii) Certificates representing shares of Cable Link Common Stock shall upon the consummation of the Merger be deemed for all purposes to represent the number of shares of Surviving Corporation Common Stock receivable in exchange therefor as provided in paragraph (a) of this Section 5.

                  (iii) Cable Link, as the sole holder of previously
                        outstanding shares of A Novo Broadband Common Stock described in paragraph (b) of this Section 5, shall surrender the certificate therefor for cancellation.

            (d) Each option, warrant or right to purchase shares of Cable Link Common Stock outstanding immediately prior to the Merger shall by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option, warrant or right to purchase a number of shares of Surviving Corporation Common Stock equal to the number of shares of Cable Link Common Stock subject to such option, warrant or right to purchase without change in the exercise price therefor or any of the other terms and conditions thereof.

      6. Certificate of Incorporation. The Certificate of Incorporation of A Novo Broadband as in effect immediately prior to the Effective Time shall thereafter continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until altered or amended as provided therein or by law.

      7. Bylaws. The Bylaws of A Novo Broadband in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving
Corporation until altered, amended or repealed as provided therein or in the Certificate of Incorporation of the Surviving Corporation.

      8. Directors. The directors of Cable Link immediately prior to the Effective Time shall be the directors of the Surviving Corporation. Bob Binsky and Pierre Brodeur will be directors of the first class of the Surviving Corporation. Henri Triebel and John C. Wilson will be directors of the second class of the Surviving Corporation. Louis Brunel and Daniel Auzan will be directors of the third class of the Surviving Corporation. Each of such directors shall hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation

      9. Officers. The officers of Cable Link immediately prior to the Effective Time shall be the officers of the Surviving Corporation. Each of such officers shall hold office in accordance with the Bylaws of the Surviving Corporation.

      10. Assets and Liabilities. At and after the Effective Date, the Surviving Corporation shall succeed to and possess, without further act or deed, all of the estate, rights, privileges, powers and franchises (both public and private) and all of the property (real, personal and mixed) of each of the Constituent Corporations; all debts due to Cable Link shall be vested in the Surviving Corporation; all claims, demands, property, rights, privileges, powers and franchises and every other interest of either of the Constituent Corporations shall be as effectively the property of the Surviving Corporation as they were of the respective Constituent Corporations; the title to any real estate vested by deed or otherwise in Cable Link shall not revert or be in any way impaired by reason of the Merger, but shall be vested in the Surviving Corporation; all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved, unimpaired, limited in lien to the property affected by such lien at the Effective Date; all debts liabilities and duties of the Constituent Corporations shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; and the Surviving Corporation shall indemnify and hold harmless the officers and directors of each of the Constituent Corporations against all such debts, liabilities and duties and against all claims and demands arising out of the Merger.

      11. Further Assurance of Title. If at any time the Surviving Corporation shall consider or be advised that any acknowledgments or assurances in law or other similar actions are necessary or desirable in order to acknowledge or confirm in and to the Surviving Corporation any right, title or interest of Cable Link held immediately prior to the Effective Time, Cable Link and its proper officers and directors in office at the Effective Time shall and will execute and deliver all such acknowledgments or assurances in law and do all things necessary or desirable to acknowledge or confirm such right, title or interest in the Surviving Corporation as shall be necessary to carry out the purposes of this Agreement, and the Surviving Corporation and its proper officers and directors are fully authorized to take any and all such action in the name of Cable Link or otherwise.

      12. Conditions to Merger. The consummation of the Merger is subject to the satisfaction of the following conditions prior to the Effective
Time:

            (a) this Agreement shall have been approved and adopted by the holders of the requisite number of shares of Cable Link Common Stock;

            (b) there shall not be more than 2,421,001 Cable Link Dissenting Shares;

            (c) each of the Constituent Corporations shall have received, or waived receipt of, such licenses, permits, consents, approvals, authorizations, qualifications, and orders of governmental authorities and parties to contracts with the Constituent Corporations as are necessary for consummation of the transactions contemplated by this Agreement; and

            (d) no preliminary or permanent injunction or other order issued by any court of competent jurisdiction preventing the consummation of the Merger shall be in effect.

      13. Termination. This Agreement may be terminated and the Merger and other transactions herein provided for abandoned at any time prior to the Effective Time (whether before or after adoption and approval of this Agreement by the stockholders of Cable Link) by action of the Board of Directors of Cable Link if said Board of Directors determines that the consummation of the transactions provided for herein would not, for any reason, be in the best interests of Cable Link and its stockholders.

      14. Deferral. Consummation of the transactions herein provided for may be deferred by the Board of Directors of Cable Link for a reasonable period of time if said Board of Directors determines that such deferral would be in the best interests of Cable Link and its stockholders.

      15.   Consent to be Sued; Service of Process. The Surviving
Corporation hereby agrees to be sued and served with process in the State of Ohio and to the irrevocable appointment of the Secretary of State of the State of Ohio as its agent to accept service of any process in any proceeding in the State of Ohio to enforce against the Surviving
Corporation the obligations of Cable Link or to enforce the rights of any holder of Cable Link Dissenting Shares pursuant to Section 3 hereof.

      16. Status of Surviving Corporation in State of Ohio. After the Effective Date, the Surviving Corporation intends to transact business in the State of Ohio as a foreign corporation pursuant to the provisions of
Section 1703 of the Ohio Revised Code.

      17. Tax Treatment. Each of Cable Link and A Novo Broadband shall use reasonable efforts to cause the Merger to qualify as a reorganization under the provisions of Section 368 of the Code.

      18. Entire Agreement. This Agreement supersedes all prior oral and written agreements between the parties with respect to the subject matter hereof, and this Agreement sets forth the entire agreement by the parties with respect to the subject matter hereof.

      19. Amendment. This Agreement may not be modified, amended, or terminated, nor may any provision hereof be waived, except by an instrument in writing executed by or on behalf of each party or, in the case of any such waiver, by the party or parties entitled to the benefit of the provision to be waived.

      20. Assignment. Neither this Agreement nor any rights or obligations hereunder shall be assignable or otherwise transferable by either party, voluntarily, or by operation of law, without the prior written consent of the other party, and any assignment or transfer without such consent shall be null and void.

      21. Severability. If any provision of this Agreement is held to be invalid, unlawful, or incapable of being enforced by reason of rule of law or public policy, all other conditions and provisions of this Agreement which can be given effect without such invalid, unlawful or unenforceable provisions shall, nevertheless, remain in full force and effect.

      22. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

      23. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed, by their respective duly authorized officers, on the date first above written

                                  CABLE LINK, INC.


                                  By:    /s/ Louis Brunel
                                         ----------------
                                  Name:  Louis Brunel
                                  Title: President and Chief Executive Officer



                                  A NOVO BROADBAND, INC.


                                  By:    /s/ Louis Brunel
                                         ----------------
                                  Name:  Louis Brunel
                                  Title: President

                                                                 APPENDIX C

                            AMENDED AND RESTATED

                        CERTIFICATE OF INCORPORATION

                                     OF

                           A NOVO BROADBAND, INC.
 (pursuant to Section 245 of the Delaware General Corporation law (the "GCL"))

The undersigned, being the sole incorporator of A Novo Broadband, Inc., hereby certifies and sets forth:

      FIRST: The name of the Corporation is A Novo Broadband, Inc. (the "Corporation").

      SECOND: The address of the registered office of the Corporation in the State of Delaware is c/o United Corporate Services, Inc., 15 East North Street in the City of Dover, County of Kent. The name of its registered agent at that address is United Corporate Services, Inc.

      THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the "GCL").

      FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 21,000,000, of which 1,000,000 are to be shares of Preferred Stock ("Preferred Stock"), par value $.001 per share, and 20,000,000 are to be shares of Common Stock ("Common Stock"), par value $.001 per share.

      Preferred Stock may be issued from time to time in one or more classes or series, each of which classes or series shall have such distinctive designation or title as shall be fixed by the board of directors of the Corporation (the "Board of Directors") prior to the issuance of any shares thereof. The Board of Directors is hereby authorized to determine or alter the powers, rights, preferences, privileges, qualifications, limitations and restrictions granted to or imposed upon any wholly unissued class or series of Preferred Stock, including without limiting the generality of the preceding clause, the authority to fix or alter the dividend rights, dividend rates, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preference of said shares, all as shall be stated in such resolution or resolutions providing for the issuance of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors. The Board of Directors is further authorized to determine or alter from time to time the number of shares of Preferred Stock constituting any such class or series and the designation thereof, and to increase or decrease the number of shares of any class or series subsequent to the issue of such shares of that class or series, but not the number of shares of such class or series then issued and outstanding. In case the number of shares of any class or series shall be so decreased, the shares removed from such class or series by such decrease shall be restored to the status they had before their inclusion in the class or series from which they are removed.

      Subject to all of the rights of the holders of Preferred Stock that may hereafter be issued, (i) such dividends or distributions as may be determined by the Board of Directors, at its sole discretion, may from time to time be declared and paid or made upon the Common Stock out of assets legally available therefor, and (ii) except as otherwise required by law, each outstanding share of Common Stock shall be entitled to one vote on each matter on which stockholders of the Corporation or the holders of Common Stock shall be entitled to vote.

      FIFTH: The Corporation shall, to the fullest extent permitted by the GCL, as amended from time to time, and as provided in the bylaws of the Corporation (the "Bylaws"), indemnify and hold harmless any and all persons whom it shall have the power to indemnify pursuant to such provisions from and against any and all liabilities (including expenses) imposed on or reasonably incurred by him or her in connection with any action, suit or other proceeding in which he or she may be involved or with which he or she may be threatened, or other matters referred to in or covered by such provisions both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer of the Company.

      SIXTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the director derived any improper personal benefit. If the GCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of directors of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended. No amendment or repeal of this Article SIXTH or of Article FIFTH of this Restated Certificate of Incorporation (the "Restated Certificate") shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring at the time of or prior to such amendment or repeal.

      SEVENTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of the GCL or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the GCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

      EIGHTH: For the management of the business and for the conduct of the affairs of the Corporation, it is further provided that in furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized and empowered to make, alter, amend or repeal the Bylaws in any manner not inconsistent with the laws of the State of Delaware or this Restated Certificate, subject to the power of the stockholders of the Corporation having voting power to alter, amend or repeal the Bylaws.

      NINTH: Elections of directors need not be by written ballot except and to the extent provided in the Bylaws. The directors shall be classified into three classes, as nearly equal in number as possible, as determined by the Board of Directors. The initial term of office of the directors of the first class shall expire upon the election of directors at the first annual meeting of stockholders after the effective date of this Restated Certificate; the initial term of office of the directors of the second class shall expire upon the election of directors at the second annual meeting of stockholders after the effective date of this Restated Certificate; and the initial term of office of the directors of the third class shall expire upon the election of directors at the third annual meeting of stockholders after the effective date of this Restated Certificate. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire upon the election of directors at the third succeeding annual meeting of stockholders after their election. Additional directorships resulting from an increase in the number of directors shall be apportioned among the classes as equally as possible, as determined by the Board of Directors. Vacancies, including newly created directorships, shall be filled only by a majority of the directors then in office, though less than a quorum (as defined in the Bylaws), or by a sole remaining director. Subject to any limitations imposed by law, the Board of Directors, or any individual director, may be removed from office at any time by the affirmative vote of the holders of at least 50% of the voting power of the shares of capital stock entitled to vote generally in the election of directors where such removal is for cause but not otherwise.

      TENTH: No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws, and no action shall be taken by the stockholders by written consent. Special meetings of the stockholders shall be called only by the Chief Executive Officer, the Chairman of the Board, a majority of the Board of Directors, or the holders of at least 40% of the voting power of the shares of capital stock entitled to vote generally in the election of directors.

      ELEVENTH: Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders shall be given in the manner provided in the Bylaws.

      TWELFTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate, in the manner now or hereafter prescribed by law, and all rights and powers conferred upon stockholders are subject to this reservation.

IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Incorporation as of January 9, 2001.


                                       /s/ Jonathan Botwinick
                                       -------------------------------------
                                       Jonathan Botwinick, Sole Incorporator

                                                                 APPENDIX D

                                   BYLAWS

                                     OF


                           A NOVO BROADBAND, INC.


                                  ARTICLE I
                                   OFFICES
                                   -------

      Section 1. Principal Office. The principal office of A Novo Broadband, Inc. (the "Corporation") shall be located at 3015 Greene Street, Hollywood, Florida 33020.

      Section 2. Other Offices. The Corporation may have such other offices, either within or without the State of Delaware, as the board of directors of the Corporation (the "Board of Directors" or the "Board") may designate or as the business of the Corporation may require from time to time.

                                 ARTICLE II
                                STOCKHOLDERS
                                ------------

      Section 1.  Annual Meeting.

      (a) The annual meeting of the stockholders of the Corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

      (b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting.
To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation no later than the date which is one hundred and twenty
(120) calendar days prior to the anniversary date of the previous annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is advanced by more than sixty days or delayed by more than ninety days from such anniversary, notice by the stockholder to be timely must be so received not earlier than the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of (1) the sixtieth day prior to such annual meeting or (2) the tenth day following the date on which notice of the date of the annual meeting was mailed or public disclosure thereof was made, whichever first occurs. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,
(ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder,
(iv) any material interest of the stockholder in such business, and (v) any other information that is required to be provided by the stock-holder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent of a stockholder proposal. In addition to the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act to the extent such regulations require notice that is different from the notice required above. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b) of Section 1. The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

      (c) Only persons who are nominated in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation in accordance with the provisions of paragraph (b) of this Section 1. Such notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Corporation that are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to subitems (ii),
(iii) and (iv) of paragraph (b) of this Section 1. At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in the notice of nomination which pertains to the nominee. No person shall be eligible for election as a director unless nominated in accordance with the procedures set forth in this paragraph
(c). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

      Section 2. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may only be called as provided in this
Section 2 by the Chief Executive Officer, Chairman of the Board, a majority of the Board of Directors or the owners of 40% of the shares entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Except as next provided, notice shall be given as for the annual meeting. Upon receipt of a written request addressed to the Chairman of the Board, the President, Vice President or Secretary, mailed or delivered personally to such office by any person (other than the majority of the Board of Directors) entitled to call a special meeting of stockholders, such officer shall cause notice to be given, to the stockholders entitled to vote, that a meeting will be held at a time requested by the person or persons calling the meeting, not less than 35 nor more than 60 days after the receipt of such request. If such notice is not given within 20 days after receipt of such request, the persons calling the meeting may give notice thereof in the manner provided by these Bylaws.

      Section 3. Place of Meetings. The Board of Directors may designate any place, either within or without the State of Delaware, as the place of meeting for any annual meeting or for any special meeting. If no designation is made, the place of meeting shall be the principal office of the Corporation.

      Section 4. Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice stating the place, date and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall, unless otherwise prescribed by statute, be delivered not less than 10 days or more than 60 days before the date of the meeting, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder=s address as it appears on the records of the Corporation.

      Section 5. Waiver of Notice. Notice of a meeting need not be given to any stockholder who submits a written waiver of notice signed by the stockholder as of the time for such meeting. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders, need be specified in any written waiver of notice.

      Section 6. Closing Transfer Books or Fixing of Record. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period, but not to exceed in any case 60 days. If the stock transfer books shall be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders such books shall be closed for at least 21 days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders which may not be more than 60 days prior to the date on which the particular action requiring such determination of stockholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders or of stockholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of stockholders. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

      Section 7. Stockholder List. The Secretary shall prepare or cause to be prepared a complete list of the stockholders entitled to vote at each meeting of stockholders or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares registered in the name of each stockholder. Such list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

      The stock ledger maintained by the Secretary pursuant to Section 9 of
Article IV of these Bylaws shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

      Section 8. Conduct of Meeting. Meetings of the stockholders shall be presided over by one of the following officers if present and acting, in the following order of priority: the Chairman of the Board, if such an officer be elected, the President, a Vice President, or if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders. The Secretary of the Corporation shall act as secretary of every meeting, but if the Secretary is not present, the chairman of the meeting shall appoint a secretary of the meeting.

      Section 9. Quorum. Except as otherwise provided by statute or by the Certificate of Incorporation, a majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at all meetings of stockholders for the transaction of business. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of stockholders leaving less than a quorum. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

      Section 10. Proxy Representation. Every stockholder may authorize another person or persons to act for him or her by proxy in all matters as to which such stockholder is entitled to participate, whether by waiving notice of any meeting, by voting or participating at a meeting, or by expressing consent or dissent without a meeting. Every proxy appointment either executed in writing or conveyed through telegram, cablegram, facsimile, e-mail or other means of electronic transmission shall be signed by the stockholder or by the stockholder=s attorney-in-fact. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable if its states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. A proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting.

      Section 11. Voting of Shares. Each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of stockholders. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote for the election of directors. Any other action shall be authorized by a majority of the votes cast except as may be otherwise prescribed by statute or by the provisions of the Certificate of Incorporation or these Bylaws. All elections of directors shall be by written ballot.

      Section 12. Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the by-laws of such corporation may prescribe or, in the absence of such provision, as the Board of Directors of such corporation may determine.

      Shares held by an administrator, executor, guardian or conservator may be voted by such person either in person or by proxy, without a transfer of such shares into such person's name.

      Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into such person=s name, if authority to do so be contained in an appropriate order of the court by which such receiver was appointed.

      Shares of its own stock belonging to the Corporation whether or not registered in its name, shall not be deemed to be outstanding at any meeting for purposes of determining the persons entitled to vote and the number of shares outstanding.

      Section 13. Stockholder Action without Meeting. No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, and no action shall be taken by the stockholders by written consent.

                                 ARTICLE III
                             BOARD OF DIRECTORS
                             ------------------

      Section 1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders. The use of the phrase "whole Board" herein refers to the total number of directors which the Corporation would have if there were no vacancies.

      Section 2. Qualifications and Number. A director need not be a stockholder or a citizen of the United States. The number of directors shall initially be fixed by the Incorporator. . Thereafter, the number of directors constituting the whole Board of Directors may be increased or decreased from time to time by action of the stockholders or of the Board of Directors, except that the number of directors shall not be less than three or more than 15; provided however that as long as the number of stockholders of the Corporation is not more than one then the number of directors may be one.

      Section 3. Election and Term. The directors shall be classified into three classes as specified in the Certificate of Incorporation. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Vacancies resulting from an increase in the number of directors shall be apportioned among the classes as equally as possible as determined by the Board of Directors. Each director elected shall hold office until his successor is elected and qualified.

      Section 4. Vacancies. Any director may resign at any time by written notice to the Corporation. Vacancies, including vacancies occasioned by an increase in the number of directors, may be filled only by a majority of the directors then in office, though less than a quorum, or by a sole remaining director. Each director so chosen shall hold office until a successor is duly elected and shall qualify or until his earlier death, resignation or removal. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy, the directors then in office shall constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 20% of the total number of the shares at the time outstanding having the right to vote for the election of directors, summarily order an election to be held to fill any such vacancies, or to replace the directors chosen by the directors then in office.

      Section 5. Regular Meetings. An annual meeting of the Board of Directors shall be held without notice immediately after, and at the same place as, the annual meeting of stockholders. The Board of Directors may establish the time and place for the holding of additional regular meetings without notice.

      Section 6. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the President or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place for holding any special meeting of the Board of Directors called by them.

      Section 7. Notice or Constructive Waiver. No notice shall be required for regular meetings of the Board of Directors for which the time and place have been fixed. Written, oral, or any other mode of notice of the time and place shall be given for special meetings of the Board of Directors not less than 24 hours prior to the time fixed for the meeting. Notice need not be given to any director who submits a written waiver of notice signed by such director before or after the time of the meeting. Attendance of any director at a meeting shall constitute a waiver of notice of such meeting, except when such director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in any written waiver of notice.

      Section 8. Quorum. A majority of the directors at the time in office shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, provided that the number of directors constituting a quorum shall in no case shall be less than one-third of the whole Board. If directors who are less than the number required to constitute a quorum shall be present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

      Section 9. Participating by Telephone. Any member or members of the Board of Directors or of any committee thereof, may participate in a meeting of the Board, or such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

      Section 10. Manner of Acting. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

      Section 11. Action Without a Meeting. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, any action that may be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if a consent in writing, setting forth the action so to be taken, shall be signed by all the members of the Board of Directors or committee, as the case may be, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

      Section 12. Compensation. The Board of Directors may provide for the payment to each director of the expenses, if any, of the director's attendance at each meeting of the Board of Directors and any committee thereof, a stated salary as a director or a fixed sum for attendance at each meeting of the Board of Directors and any committee thereof or both and/or for such other compensation as the Board of Directors may determine. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

      Section 13. Removal of Directors. The Board of Directors, or any individual director, may be removed from office at any time only for cause by the affirmative vote of the holders of at least a 50% of the outstanding shares entitled to vote for the election of directors.

      Section 14. Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate director to replace the absent or disqualified member, the member or members of the committee present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another director to act at the meeting in the place of the absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, with the exception of any authority the delegation of which is prohibited by statute, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each committee shall keep regular minutes of its proceedings and report to the Board of Directors when required by the Board of Directors to do so.

      Section 15. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or the committee thereof which authorizes the contract or transaction, or solely because such person's or persons' votes are counted for such purpose if (i) the material facts as to such person=s or persons= relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to such person's or persons' relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                                 ARTICLE IV
                                  OFFICERS
                                  --------

      Section 1. Officers. The officers of the Corporation shall be a Chairman of the Board, a President, a Secretary and a Chief Financial Officer. The Corporation may also have, at the discretion of the Board of Directors, one or more Vice Presidents, one or more Assistant Secretaries and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article IV. Any number of offices may be held by the same person.

      Section 2. Election of Officers. The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article IV, shall be chosen by the Board of Directors (or any committee thereof authorized to do so) and each shall serve at the pleasure of the Board of Directors. The officers shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after the annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as is convenient. Each officer shall hold office until such officer's successor shall have been duly elected and shall have qualified, or until such officer's earlier resignation or removal.

      Section 3. Subordinate Officers. The Board of Directors may appoint, and may empower the Chairman of the Board or President to appoint, such other officers as the business of the Corporation may require, each of whom shall have such authority and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.

      Section 4. Removal and Resignation of Officers. Any officer may be removed, either with or without cause, by the Board of Directors, at any regular or special meeting of the Board of Directors, or, except in case of an officer appointed by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors. Any such removal shall be without prejudice to the rights, if any, of an officer under any contract to which the officer is a party. Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

      Section 5. Vacancies in Offices. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to that office.

      Section 6. Chairman of the Board. The Chairman of the Board, if such an officer be elected, shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by these Bylaws. The Chairman of the Board may in addition be designated by the Board of Directors as the chief executive officer of the Corporation and shall have the powers and duties prescribed in Section 7 of this Article IV.

      Section 7. President. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if such an officer be elected, the President shall be the chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and the officers of the Corporation. He shall preside at all meetings of the stockholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws. If the Chairman of the Board is designated the chief executive officer of the Corporation, the President shall have such other powers and duties as may be prescribed by the Board of Directors, the Bylaws, or the Chairman of the Board.

      Section 8. Vice Presidents. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. Each of the Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed, by the Board of Directors, these Bylaws, the President or the Chairman of the Board.

      Section 9. Secretary. The Secretary shall keep or cause to be kept, at the principal executive office or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of directors, committees of directors and stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice given, the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings.

      The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a stock ledger, or a duplicate stock ledger, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

      The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required by the Bylaws or by law to be given, and shall keep the seal of the Corporation, if one be adopted, in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws.

      Section 10. Chief Financial Officer. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

      The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of his transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall have the powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

      Section 11. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors. No officer shall be prevented from receiving salary by reason of the fact that such officer is also a director of the Corporation.

                                  ARTICLE V
                                  INDEMNITY
                                  ---------

      Section 1. Indemnification of Officers, Directors, Employees and Agents; Insurance.

      (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other entity or enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

      (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened or pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other entity or enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interest of the Corporation and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

      (c) To the extent that a director, officer, employee or agent of the Corporation shall be successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) of this Section 1, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection herewith.

      (d)   Any indemnification under paragraphs (a) and (b) of this
Section 1 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

      (e) Expenses (including attorneys' fees) incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 1. Such expenses incurred by other employees and agents (including attorneys' fees) may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

      (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this Section 1 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such persons' official capacity and as to action in another capacity while holding such office.

      (g) The Board of Directors may authorize the Corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other entity or enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person=s status as such, whether or not the Corporation would have the power to indemnify such person against liability under the provisions of this Section 1.

      (h) For the purposes of this Section 1, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other entity or enterprise, shall stand in the same position under the provisions of this Article V with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

      (i) For purposes of this Section 1, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to any employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Section 1.

      (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 1 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

      (k) The Court of Chancery of Delaware is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this Section 1 or under any by-law, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine the Corporation's obligation to advance expenses (including attorneys' fees).

                                 ARTICLE VI
                  CERTIFICATES FOR STOCK AND THEIR TRANSFER
                  -----------------------------------------

      Section 1. Certificates for Stock. Certificates representing stock of the Corporation shall be in such form as shall be determined by the Board of Directors. Every holder of stock of the Corporation shall be entitled to have a certificate signed, in the name of the Corporation, (i) by the Chairman of the Board of Directors, the President or a Vice President and (ii) by the Chief Financial Officer or the Secretary or the Assistant Secretary of the Corporation, and sealed with the corporate seal certifying the number of shares owned by such person in the Corporation. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and the date of issue, shall be entered on the stock transfer books of the Corporation.

      Section 2. Transfer of Stock. Transfer of stock of the Corporation shall be made on the stock transfer books of the Corporation and only by the holder of record thereof or by such holder's legal representative, who shall furnish proper evidence of authority to transfer, or by such holder's attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation and upon surrender of the certificates therefor for cancellation. All certificates surrendered to the Corporation for cancellation shall be canceled, and no new certificates shall be issued until the former certificate for those shares shall have been surrendered and canceled, except in the case of a lost, stolen or destroyed certificate which shall be issued in accordance with Section 3 of this Article VI.

      Section 3. Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such person=s legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to be lost, stolen or destroyed.

      Section 4. Uncertificated Stock. The Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated stock. Any such resolution shall not apply to shares of stock represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by the Chairman of the Board of Directors, or the President or Vice President, and by the Chief Financial Officer or the Secretary or an Assistant Secretary of the Corporation representing such shares in certificate form. Any or all the signatures on the certificate may be a facsimile. In case any officer, agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

                                 ARTICLE VII
                             GENERAL PROVISIONS
                             ------------------

      Section 1. Fiscal Year. The fiscal year of the Corporation shall begin on the first day of October and end on the 30th day of September of the following year.

      Section 2. Corporate Seal. The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the Corporation, the state of incorporation, the year of its organization and the words, "Corporate Seal."

                                ARTICLE VIII
                                 AMENDMENTS
                                 ----------

      Section 1. These Bylaws may be altered, amended or repealed, in whole or in part, and new Bylaws may be adopted by the stockholders or by the Board of Directors at any regular or special meeting or by unanimous written consent of the Board of Directors. Notice of any alteration, amendment, repeal or the adoption of new Bylaws to be proposed at a meeting of stockholders or the Board of Directors shall be contained in the notice of such meeting of stockholders or Board of Directors, as the case may be. All such amendments adopted at a meeting of stockholders or the Board of Directors shall be approved by the holders of a majority of the shares entitled to vote thereon or by a majority of the whole Board of Directors, as the case may be.

                                                                 APPENDIX E

                              OHIO REVISED CODE
                  TITLE XVII. CORPORATIONS -- PARTNERSHIPS
                    CHAPTER 1701. GENERAL CORPORATION LAW
                          MERGER AND CONSOLIDATION

      SECTION 1701.85. Relief For Dissenting Shareholders; Qualifications; Procedures.

      (A)(1) A shareholder of a domestic corporation is entitled to relief as a dissenting shareholder in respect of the proposals described in sections 1701.74, 1701.76, and 1701.84 of the Revised Code, only in compliance with this section.

      (2) If the proposal must be submitted to the shareholders of the corporation involved, the dissenting shareholder shall be a record holder of the shares of the corporation as to which he seeks relief as of the date fixed for the determination of shareholders entitled to notice of a meeting of the shareholders at which the proposal is to be submitted, and such shares shall not have been voted in favor of the proposal. Not later than ten days after the date on which the vote on the proposal was taken at the meeting of the shareholders, the dissenting shareholder shall deliver to the corporation a written demand for payment to him of the fair cash value of the shares as to which he seeks relief, which demand shall state his address, the number and class of such shares, and the amount claimed by him as the fair cash value of the shares.

      (3) The dissenting shareholder entitled to relief under division (C) of section 1701.84 of the Revised Code in the case of a merger pursuant to section 1701.80 of the Revised Code and a dissenting shareholder entitled to relief under division (E) of section 1701.84 of the Revised Code in the case of a merger pursuant to section 1701.801 of the Revised Code shall be a record holder of the shares of the corporation as to which he seeks relief as of the date on which the agreement of merger was adopted by the directors of that corporation. Within twenty days after he has been sent the notice provided in section 1701.80 or 1701.801 of the Revised Code, the dissenting shareholder shall deliver to the corporation a written demand for payment with the same information as that provided for in division
(A)(2) of this section.

      (4) In the case of a merger or consolidation, a demand served on the constituent corporation involved constitutes service on the surviving or the new entity, whether the demand is served before, on, or after the effective date of the merger or consolidation.

      (5) If the corporation sends to the dissenting shareholder, at the address specified in his demand, a request for the certificates representing the shares as to which he seeks relief, the dissenting shareholder, within fifteen days from the date of the sending of such request, shall deliver to the corporation the certificates requested so that the corporation may forthwith endorse on them a legend to the effect that demand for the fair cash value of such shares has been made. The corporation promptly shall return such endorsed certificates to the dissenting shareholder. A dissenting shareholder's failure to deliver such certificates terminates his rights as a dissenting shareholder, at the option of the corporation, exercised by written notice sent to the dissenting shareholder within twenty days after the lapse of the fifteen-day period, unless a court for good cause shown otherwise directs. If shares represented by a certificate on which such a legend has been endorsed are transferred, each new certificate issued for them shall bear a similar legend, together with the name of the original dissenting holder of such shares. Upon receiving a demand for payment from a dissenting shareholder who is the record holder of uncertificated securities, the corporation shall make an appropriate notation of the demand for payment in its shareholder records.

If uncertificated shares for which payment has been demanded are to be transferred, any new certificate issued for the shares shall bear the legend required for certificated securities as provided in this paragraph. A transferee of the shares so endorsed, or of uncertificated securities where such notation has been made, acquires only such rights in the corporation as the original dissenting holder of such shares had immediately after the service of a demand for payment of the fair cash value of the shares. A request under this paragraph by the corporation is not an admission by the corporation that the shareholder is entitled to relief under this section.

      (B) Unless the corporation and the dissenting shareholder have come to an agreement on the fair cash value per share of the shares as to which the dissenting shareholder seeks relief, the dissenting shareholder or the corporation, which in case of a merger or consolidation may be the surviving or new entity, within three months after the service of the demand by the dissenting shareholder, may file a complaint in the court of common pleas of the county in which the principal office of the corporation that issued the shares is located or was located when the proposal was adopted by the shareholders of the corporation, or, if the proposal was not required to be submitted to the shareholders, was approved by the directors. Other dissenting shareholders, within that three-month period, may join as plaintiffs or may be joined as defendants in any such proceeding, and any two or more such proceedings may be consolidated. The complaint shall contain a brief statement of the facts, including the vote and the facts entitling the dissenting shareholder to the relief demanded. No answer to such a complaint is required. Upon the filing of such a complaint, the court, on motion of the petitioner, shall enter an order fixing a date for a hearing on the complaint and requiring that a copy of the complaint and a notice of the filing and of the date for hearing be given to the respondent or defendant in the manner in which summons is required to be served or substituted service is required to be made in other cases. On the day fixed for the hearing on the complaint or any adjournment of it, the court shall determine from the complaint and from such evidence as is submitted by either party whether the dissenting shareholder is entitled to be paid the fair cash value of any shares and, if so, the number and class of such shares. If the court finds that the dissenting shareholder is so entitled, the court may appoint one or more persons as appraisers to receive evidence and to recommend a decision on the amount of the fair cash value. The appraisers have such power and authority as is specified in the order of their appointment. The court thereupon shall make a finding as to the fair cash value of a share and shall render judgment against the corporation for the payment of it, with interest at such rate and from such date as the court considers equitable. The costs of the proceeding, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable. The proceeding is a special proceeding and final orders in it may be vacated, modified, or reversed on appeal pursuant to the Rules of Appellate Procedure and, to the extent not in conflict with those rules, Chapter 2505 of the Revised Code. If, during the pendency of any proceeding instituted under this section, a suit or proceeding is or has been instituted to enjoin or otherwise to prevent the carrying out of the action as to which the shareholder has dissented, the proceeding instituted under this section shall be stayed until the final determination of the other suit or proceeding. Unless any provision in division (D) of this section is applicable, the fair cash value of the shares that is agreed upon by the parties or fixed under this section shall be paid within thirty days after the date of final determination of such value under this division, the effective date of the amendment to the articles, or the consummation of the other action involved, whichever occurs last. Upon the occurrence of the last such event, payment shall be made immediately to a holder of uncertificated securities entitled to such payment. In the case of holders of shares represented by certificates, payment shall be made only upon and simultaneously with the surrender to the corporation of the certificates representing the shares for which the payment is made.

      (C) If the proposal was required to be submitted to the shareholders of the corporation, fair cash value as to those shareholders shall be determined as of the day prior to the day on which the vote by the shareholders was taken and, in the case of a merger pursuant to section 1701.80 or 1701.801 of the Revised Code, fair cash value as to shareholders of a constituent subsidiary corporation shall be determined as of the day before the adoption of the agreement of merger by the directors of the particular subsidiary corporation. The fair cash value of a share for the purposes of this section is the amount that a willing seller who is under no compulsion to sell would be willing to accept and that a willing buyer who is under no compulsion to purchase would be willing to pay, but in no event shall the fair cash value of a share exceed the amount specified in the demand of the particular shareholder. In computing such fair cash value, any appreciation or depreciation in market value resulting from the proposal submitted to the directors or to the shareholders shall be excluded.

      (D)(1) The right and obligation of a dissenting shareholder to receive such fair cash value and to sell such shares as to which he seeks relief, and the right and obligation of the corporation to purchase such shares and to pay the fair cash value of them terminates if any of the following applies:

            (a) The dissenting shareholder has not complied with this section, unless the corporation by its directors waives such failure;

            (b) The corporation abandons the action involved or is finally enjoined or prevented from carrying it out, or the shareholders rescind their adoption of the action involved;

            (c) The dissenting shareholder withdraws his demand, with the consent of the corporation by its directors;

            (d) The corporation and the dissenting shareholder have not come to an agreement as to the fair cash value per share, and neither the shareholder nor the corporation has filed or joined in a complaint under division (B) of this section within the period provided in that division.

      (2) For purposes of division (D)(1) of this section, if the merger or consolidation has become effective and the surviving or new entity is not a corporation, action required to be taken by the directors of the corporation shall be taken by the general partners of a surviving or new partnership or the comparable representatives of any other surviving or new entity.

      (E) From the time of the dissenting shareholder's giving of the demand until either the termination of the rights and obligations arising from it or the purchase of the shares by the corporation, all other rights accruing from such shares, including voting and dividend or distribution rights, are suspended. If during the suspension, any dividend or distribution is paid in money upon shares of such class or any dividend, distribution, or interest is paid in money upon any securities issued in extinguishment of or in substitution for such shares, an amount equal to the dividend, distribution, or interest which, except for the suspension, would have been payable upon such shares or securities, shall be paid to the holder of record as a credit upon the fair cash value of the shares. If the right to receive fair cash value is terminated other than by the purchase of the shares by the corporation, all rights of the holder shall be restored and all distributions which, except for the suspension, would have been made shall be made to the holder of record of the shares at the time of termination.

                              CABLE LINK, INC.
                              STOCKHOLDER PROXY

         This Proxy is Solicited on Behalf of the Board of Directors

      The undersigned hereby appoints Louis Brunel and David Chisum, or either of them, as proxy or proxies of the undersigned, with full power of substitution, to attend and represent the undersigned at the Annual Meeting of Shareholders of Cable Link, Inc. (the "Company"), to be held on February 14, 2001, and at any adjournment thereof, and to vote thereat the number of shares of stock of the Company the undersigned would be entitled to vote if personally present, in accordance with the instructions set forth on this proxy card. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked.

                PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                    PROMPTLY USING THE ENCLOSED ENVELOPE.

1. Proposal to elect Louis Brunel, Bob Binsky, Daniel Auzan, Pierre Brodeur, Henry Triebel and John C. Wilson as directors of the Company.

      ( ) FOR all nominees listed above       ( ) WITHHOLD AUTHORITY
          (except as marked to the                to vote for all nominees
           contrary below)                        listed above

      ---------------------------------------------------------------------
      (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

                                                  (continued on other side)

Cable Link, Inc.
c/o Corporate Trust Services
Mail Drop 10AT66-4129
38 Fountain Square Plaza
Cincinnati, OH 45263

                            fold and detach here

2.    Proposal to approve the 2000 Stock Plan.

      ( ) FOR            ( ) AGAINST            ( ) ABSTAIN

3.    Approval of the Reincorporation Proposal.

      ( ) FOR            ( ) AGAINST            ( ) ABSTAIN

4. In the discretion of such proxy or proxies with respect to such other matters as may properly come before the meeting.

If no specification is made, this Proxy will be voted FOR Proposals 1, 2 and 3 listed above.

                                       Dated: _______________________, 2001

                                       ____________________________________
                                       Signature

                                       ____________________________________
                                       Signature, if held jointly

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.